UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2003
                                                          --------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

EXPLANATORY NOTE
     The Registrant hereby amends its Current Report on Form 8-K dated March 27, 2003, filed on April 9, 2003, to amend and restate Item 7 in its entirety in order to include the financial statements of the business acquired, the pro forma financial information and additional exhibit required by Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      The financial statements required by this item and included in this Report are the BRL Hardy Limited (now known as Hardy Wine Company Limited) consolidated statements of financial position as at 31 December 2002 and 31 December 2001 and the related consolidated statements of financial performance and consolidated statements of cash flows for each of the two years in the period ended 31 December 2002, together with the notes thereto, and the report of PricewaterhouseCoopers, independent accountants, thereon.


(b)   PRO FORMA FINANCIAL INFORMATION.

      The pro forma financial information required by this item and included in this Report are the unaudited pro forma condensed combined balance sheet as of February 28, 2003, the unaudited pro forma combined statement of income for the year ended February 28, 2003, and the notes thereto.

(c)   EXHIBITS.

      The following exhibits are filed as part of this Form 8-K/A.

Exhibit  No.  Description
-----------   -----------


   2.1 Implementation Deed dated 17 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.2 Transaction Compensation Agreement dated 17 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit
              99.2 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.3 No Solicitation Agreement dated 13 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit
              99.3 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.4 Backstop Fee Agreement dated 13 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit 99.4 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.5 Letter Agreement dated 6 February 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit 2.5 to the Company's Current Report on Form 8-K dated March 27, 2003).

   4.1 Amended and Restated Credit Agreement, dated as of March 19, 2003, among Constellation Brands, Inc. and certain of its subsidiaries, the lenders named therein, JPMorgan Chase Bank, as Administrative Agent, and JPMorgan Europe Limited, as London Agent (filed as
              Exhibit 4.1 to the Company's Current Report on Form 8-K dated March 27, 2003).

   4.2 Amended and Restated Bridge Loan Agreement, dated as of January 16, 2003 and amended and restated as of March 26, 2003, among the Constellation Brands, Inc. and certain of its subsidiaries, the lenders named therein, and JPMorgan Chase Bank, as Administrative Agent (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated March 27, 2003).

  23.1 Consent of PricewaterhouseCoopers dated June 9, 2003 (filed herewith).

                                            BRL HARDY LIMITED


                                            ABN 86 008 273 907


                                       AND ITS CONTROLLED ENTITIES


                                                   2002


                                             FINANCIAL REPORT

CONTENTS OF FINANCIAL REPORT
----------------------------

Statements of financial performance
Statements of financial position
Statements of cash flows

Notes to the financial statements
     1   Statement of accounting policies
     2   Revenue
     3   Operating profit
     4   Income tax
     5   Dividends
     6   Dividend franking account
     7   Cash assets
     8   Receivables
     9   Inventories
    10   Other current assets
    11   Investments accounted for using the equity method
    12   Other financial assets
    13   Grape vines
    14   Property, plant and equipment
    15   Intangibles
    16   Deferred tax assets
    17   Payables
    18   Interest bearing liabilities
    19   Current tax liabilities
    20   Deferred tax liabilities
    21   Provisions
    22   Share capital - BRL Hardy Limited
    23   Reserves and retained profits
    24   Remuneration of directors and executives
    25   Remuneration of auditors
    26 Reconciliation of net cash inflow from operating activities to operating profit after income tax
    27   Outside equity interests
    28   Joint ventures
    29   Contingent liabilities
    30   Commitments for expenditure
    31   Superannuation commitments
    32   Related parties
    33   Particulars in relation to controlled entities
    34   Statement of operations of segments
    35   Earnings per share
    36   Financial instruments
    37   Significant event occurring after reporting date
    38   Reconciliations to U.S. GAAP


Directors' declaration
Independent audit report


STATEMENTS OF FINANCIAL PERFORMANCE
                                                                                              CONSOLIDATED
                                                                                          2002           2001
FOR THE YEAR ENDED 31 DECEMBER 2002                                           Notes      $'000          $'000
-----------------------------------                                          -------  -----------    -----------
Revenue from operating activities                                               2         854,142        757,608
Other revenue                                                                   2          16,194         13,769
                                                                                      -----------    -----------
REVENUE FROM ORDINARY ACTIVITIES                                                          870,336        771,377

Cost of goods sold                                                                       (511,153)      (445,404)
Selling, distribution and marketing expenses                                             (208,353)      (174,358)
Administration and other expenses                                                         (29,484)       (29,652)
Share of net profits of associates and joint venture partnerships              11          23,280          2,285
                                                                                      -----------    -----------
Profit from ordinary activities before borrowing
costs and income tax expense                                                              144,626        124,248
Borrowing costs                                                                 3         (25,273)       (22,390)
                                                                                      -----------    -----------
PROFIT FROM ORDINARY ACTIVITIES BEFORE INCOME TAX EXPENSE                                 119,353        101,858
Income tax expense                                                              4         (35,191)       (29,699)
                                                                                      -----------    -----------
NET PROFIT                                                                                 84,162         72,159

Net (profit)/loss attributable to outside equity interests                     27             176             53
                                                                                      -----------    -----------

NET PROFIT ATTRIBUTABLE TO MEMBERS OF BRL HARDY LIMITED                                    84,338         72,212
                                                                                      -----------    -----------

Net increase/(decrease) in asset revaluation reserve                           23            (225)         6,678
Net increase/(decrease) in foreign currency translation reserve                23             295            896
                                                                                      -----------    -----------

TOTAL REVENUES, EXPENSES AND VALUATION ADJUSTMENTS ATTRIBUTABLE
TO MEMBERS OF BRL HARDY LIMITED RECOGNISED DIRECTLY IN EQUITY                                  70          7,574
                                                                                      -----------    -----------

TOTAL CHANGES IN EQUITY FROM NON-OWNER TRANSACTIONS                                        84,408         79,786
                                                                                      ===========    ===========


EARNINGS PER SHARE                                                             35           Cents          Cents

Basic earnings per share                                                                     48.2           45.5
Diluted earnings per share                                                                   47.7           44.7

The statements of financial performance are to be read in conjunction with the accompanying notes.


STATEMENTS OF FINANCIAL POSITION
                                                                                              CONSOLIDATED
                                                                                          2002           2001
AS AT 31 DECEMBER 2002                                                        Notes      $'000          $'000
----------------------                                                       -------  -----------    -----------
CURRENT ASSETS
Cash assets                                                                     7          43,553         39,665
Receivables                                                                     8         215,271        181,043
Inventories                                                                     9         438,357        328,797
Other                                                                          10          12,109          4,977
                                                                                      -----------    -----------
Total current assets                                                                      709,290        554,482
                                                                                      -----------    -----------

NON-CURRENT ASSETS
Receivables                                                                     8          10,366         44,542
Inventories                                                                     9         119,829        114,273
Investments accounted for using the equity method                              11         233,576        231,498
Other financial assets                                                         12          26,452         26,194
Grape vines                                                                    13          43,676         38,811
Property, plant and equipment                                                  14         434,618        377,008
Intangibles                                                                    15          28,564         28,180
Deferred tax assets                                                            16           8,096          5,752
                                                                                      -----------    -----------
Total non-current assets                                                                  905,177        866,258
                                                                                      -----------    -----------

TOTAL ASSETS                                                                            1,614,467      1,420,740
                                                                                      -----------    -----------

CURRENT LIABILITIES
Payables                                                                       17         140,122        125,883
Interest bearing liabilities                                                   18         143,489        201,762
Current tax liabilities                                                        19           4,007          9,392
Provisions                                                                     21           8,763         26,652
                                                                                      -----------    -----------
Total current liabilities                                                                 296,381        363,689
                                                                                      -----------    -----------

NON-CURRENT LIABILITIES
Payables                                                                       17          10,338         43,617
Interest bearing liabilities                                                   18         463,408        293,530
Deferred tax liabilities                                                       20          59,402         43,673
Provisions                                                                     21           4,060          3,760
                                                                                      -----------    -----------
Total non-current liabilities                                                             537,208        384,580
                                                                                      -----------    -----------

TOTAL LIABILITIES                                                                         833,589        748,269
                                                                                      -----------    -----------


NET ASSETS                                                                                780,878        672,471
                                                                                      ===========    ===========


EQUITY
Contributed equity                                                             22         515,932        474,267
Reserves                                                                       23(a)       17,568         17,412
Retained profits                                                               23(b)      246,322        179,560
                                                                                      -----------    -----------
Total parent entity interest                                                              779,822        671,239

Outside equity interests in controlled entities                                27           1,056          1,232
                                                                                      -----------    -----------
TOTAL EQUITY                                                                              780,878        672,471
                                                                                      ===========    ===========

The  statements of  financial  position  are  to be read in conjunction with  the accompanying notes.


STATEMENTS OF CASH FLOWS
                                                                                              CONSOLIDATED
                                                                                          2002           2001
FOR THE YEAR ENDED 31 DECEMBER 2002                                           Notes      $'000          $'000
-----------------------------------                                          -------  -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers                                                                   808,228        753,051
Payments to suppliers and employees                                                      (798,617)      (688,545)
                                                                                      -----------    -----------
                                                                                            9,611         64,506
Dividends received                                                                          1,289            864
Interest received                                                                             859            778
Borrowing costs paid                                                                      (29,210)       (24,011)
Income taxes paid                                                                         (27,696)       (20,295)
                                                                                      -----------    -----------
NET CASH FLOW FROM OPERATING ACTIVITIES                                        26         (45,147)        21,842
                                                                                      -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES

Payments for property, plant and equipment                                                (85,301)       (85,441)
Payments for investments                                                                     (253)      (223,400)
Proceeds from sale of property, plant and equipment                                         2,470          2,581
                                                                                      -----------    -----------
NET CASH FLOW FROM INVESTING ACTIVITIES                                                   (83,084)      (306,260)
                                                                                      -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issue of shares                                                              41,613        172,259
Proceeds from borrowings                                                                  125,280        159,566
Payment of dividends                                                                      (36,576)       (29,360)
Payment of finance leases                                                                     (89)          (226)
                                                                                      -----------    -----------
NET CASH FLOW FROM FINANCING ACTIVITIES                                                   130,228        302,239
                                                                                      -----------    -----------

NET INCREASE/(DECREASE) IN CASH HELD                                                        1,997         17,821
Cash at the beginning of the financial year                                                38,087         19,786
Exchange rate adjustments to cash held at the
  beginning of the financial year                                                              74            480
                                                                                      -----------    -----------
CASH AT THE END OF THE FINANCIAL YEAR                                                      40,158         38,087
                                                                                      ===========    ===========

The  statements  of  cash  flows  are  to  be  read  in   conjunction  with  the
accompanying notes.

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                              Notes      $'000          $'000
                                                                             -------  -----------    -----------

RECONCILIATION OF CASH

Cash at the end of the financial year as shown in the statements of cash flows is reconciled to the related items in the balance sheets as follows:

Cash                                                                            7          43,553         39,665
(Less) overdraft                                                                           (3,395)        (1,578)
                                                                                      -----------    -----------
                                                                                           40,158         38,087
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 1.  STATEMENT OF ACCOUNTING POLICIES

The significant policies which have been adopted in the preparation of these general purpose financial statements are:

BASIS OF PREPARATION

The financial statements of the parent entity, BRL Hardy Limited, and the consolidated financial statements of the economic entity have been drawn up in accordance with the Corporations Act 2001, Australian Accounting Standards and other authoritative pronouncements of the Australian Accounting Standards Board and Urgent Issues Group Consensus Views. They have been prepared on the basis of historical costs except where stated.

As a result of applying the revised Accounting Standard AASB 1018 "Statement of Financial Performance", revised AASB 1034 "Financial Report Presentation and Disclosures" and AASB 1040 "Statement of Financial Position" for the first time in the 2001 financial year, a number of comparative amounts were represented or reclassified to ensure comparability with the current reporting period.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements comprise the financial statements of BRL Hardy Limited and its controlled entities. Inter-company balances and transactions have been eliminated. Where a controlled entity has been acquired during the year, its results are included in consolidated profit from the date of acquisition. Where a controlled entity has been disposed of during the year, its results are excluded from consolidated profit from the date of disposal. Outside equity interests in the results and equity of controlled entities are shown separately in the consolidated statements of financial performance and financial position respectively.

Investments in associates are accounted for in the consolidated financial statements using the equity method. Under this method, the consolidated entity's share of the profits or losses of associates is recognised in the consolidated statement of financial performance, and its share of movements in reserves is recognised in consolidated reserves. Associates are those entities over which the consolidated entity exercises significant influence, but not control.

INVENTORIES

Inventories are stated at the lower of cost or net realisable value. Cost includes direct materials, direct labour and an appropriate proportion of variable and fixed overhead expense and borrowing costs which are allocated on the basis of normal operating capacity. Costs are assigned to individual items of inventory mainly on the basis of average costs. Harvested grapes are included in inventories in the period of harvest at net market value. Wine and spirit stocks include both work in process and finished goods.

GRAPE VINES

Grape vines are valued at net market value. The net market value of grape vines is determined as the difference between the vineyard values and the values of the land and other vineyard improvements thereon. In determining the net market values, the directors have made certain assumptions about the yields and market prices of grapes in current and future vintages, the costs of running the vineyards and the quantity and quality of grapes growing on the vines at each balance date. The values of vineyards are based on the discounted net present values of expected future cash flows.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 1.  STATEMENT OF ACCOUNTING POLICIES (CONTINUED)

DEPRECIATION

Depreciation of buildings, plant, machinery and equipment is provided at rates estimated to ensure that the cost of each item will be charged against profit over its expected useful life. Straight line and reducing balance methods of depreciation are used. The expected useful lives are as follows:

          Buildings                              33 - 75 years

          Plant  machinery  and  equipment
          - Vineyard improvements                20 - 50 years
          - Stainless steel storage                   33 years
          - Oak barrels                           4 -  5 years
          - Other                                 3 - 20 years

REVENUE

Amounts disclosed as revenue are net of returns, trade allowances, duties and taxes paid.

INVESTMENTS

Interests in listed and unlisted securities, other than controlled entities and associates in the consolidated financial statements, are brought to account at cost. Dividend income is recognised in the statement of financial performance when receivable.

FOREIGN CURRENCY TRANSLATION

Foreign currency purchase transactions are translated to Australian currency at the rates of exchange ruling at the dates of the transactions. Foreign currency sales transactions are translated at average exchange rates for the year. Amounts receivable and payable in foreign currencies are translated at the rates of exchange at balance date, and the resulting exchange differences are brought to account in determining the profit for the year. The accounts of integrated controlled entities are translated using the temporal method and exchange differences arising on consolidation are taken to the consolidated statement of financial performance. The accounts of self-sustaining controlled entities are translated using the current rate method and exchange differences arising on translation are taken directly to the foreign currency translation reserve.

DERIVATIVES

Gains and losses on derivatives used as hedges are accounted for on the same basis as the underlying physical exposures they are hedging. Accordingly, hedging gains and losses are included in the statement of financial performance when the gains and losses arising on the related physical exposures are recognised in the statement of financial performance.

Gains and losses on interest rate futures contracts, swaps and options are deferred and recognised in the statement of financial performance over the life of the underlying hedged borrowing.

Gains and losses on forward foreign exchange contracts and options intended as a specific hedge against expected future transactions are deferred and are recognised when those transactions occur.

EMPLOYEE ENTITLEMENTS

Liabilities for employees' entitlements to wages, salaries and annual leave are accrued on the basis of current wage and salary rates.

Liabilities for long service leave are accrued in respect of all employees at the present values of future amounts expected to be paid, after allowing for projected increases in wage and salary rates. Present values are calculated using discount rates based on government guaranteed securities with appropriate terms to maturity.

SUPERANNUATION

Contributions to employee superannuation funds are charged as an expense on an accrual basis. In relation to the defined benefits payable under the BRL Hardy Superannuation Fund, in the event of a shortfall in the net market value of fund assets when compared to members' vested entitlements, the parent entity has an obligation to provide for the present value of the shortfall to the extent that a present obligation exists to rectify the financial position of the fund.

INCOME TAX

Tax effect accounting procedures are followed whereby the income tax expense in the statement of financial performance is matched with the accounting profit after allowing for permanent differences.

Legislation reducing the company tax rate from 36% to 34% in respect of the 2000-2001 income tax year and then to 30% from the 2001-2002 income tax year was announced on 21 September 1999. As a consequence, deferred tax balances were restated at 31 December 2000 using the rate of 30%.

No future tax benefit in relation to tax losses is carried forward as an asset unless the benefit is virtually certain of realisation.

The tax benefit arising from legislation providing accelerated write-offs for certain new vineyard development expenditure has been recognised during the year. The corresponding deferred tax liability has been brought to account at present values.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 1.  STATEMENT OF ACCOUNTING POLICIES (CONTINUED)

LEASED PLANT AND EQUIPMENT

Finance leases are capitalised with a lease asset and corresponding liability being recorded at the inception of the lease. Capitalised lease assets are amortised on a straight line basis over the term of the relevant lease, or where it is likely the economic entity will obtain ownership of the asset, over the life of the asset. Lease liabilities are reduced by repayments of principal. The interest component of the lease payments is charged to the statement of financial performance. Payments made under operating leases are charged against profit as incurred.

GOODWILL

Goodwill, representing the excess of the purchase consideration plus incidental expenses over the fair value of the identifiable net assets acquired arising upon the acquisition of a business entity, is amortised on a straight line basis over the period of time during which benefits are expected to arise, but not longer than 20 years.

NON-CURRENT ASSETS

Revaluation:
-----------
Land is valued at fair market value. Revaluation increments and decrements are taken directly to the asset revaluation reserve, except that, to the extent that a decrement exceeds previous revaluations carried in the asset revaluation reserve, it is recognised as an expense in the statement of financial performance. Land revaluations occur with sufficient regularity to ensure that the carrying amount does not materially differ from its fair value at the reporting date. Potential tax on capital gains is not taken into account in determining revaluation amounts unless there is an intention to sell the assets concerned.

Recoverable amount:
------------------
The carrying values of non-current assets are reviewed annually to ensure they do not exceed their recoverable amount. Expected net cash flows used in determining recoverable amounts of non-current assets have not been discounted to their present value.

Vineyard developments:
---------------------
Development costs for new vineyards, which include direct materials, direct labour and allocations of overhead and borrowing costs, are capitalised and recorded as capital work in progress. Capitalisation of costs continues until the vineyard is considered to be in commercial production, ordinarily a period of three years after the planting of vines.

BRAND NAMES

Only purchased brand names are included in the accounts. These are included at cost. The directors consider that these brand names are identifiable assets which, under responsible stewardship, do not ordinarily diminish in value over time and their useful lives are indeterminable. Accordingly, no amortisation is necessary. Nevertheless, the value of these brand names is reviewed annually to ensure the directors are satisfied that there is no diminution in value.

CASH

For the purpose of the statements of cash flows, cash includes deposits at call which are readily convertible to cash on hand, net of outstanding bank overdrafts.

EARNINGS PER SHARE

Basic earnings per share:

Basic earnings per share is determined by dividing the net profit attributable to members of BRL Hardy Limited by the weighted average number of ordinary shares outstanding during the financial year.

Diluted earnings per share:

Diluted earnings per share adjusts the figures used in the determination of basic earnings per share by taking into account amounts unpaid on ordinary shares and any effect on earnings per share that would arise from the exercise of outstanding options and entitlements to additional shares.

JOINT VENTURES

The proportion of assets, liabilities and expenses attributable to the interests of BRL Hardy Limited in joint venture operations has been incorporated in the parent entity financial statements. Interests in joint venture entities are included in the consolidated financial report by applying the equity method.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 1.  STATEMENT OF ACCOUNTING POLICIES (CONTINUED)

TRADE DEBTORS

Trade debtors are recognised as amounts receivable as at settlement. Collectability of trade debtors is reviewed on an ongoing basis. Debts which are known to be uncollectable are written off. A provision for doubtful debts is raised where some doubt as to collection exists.

TRADE AND OTHER CREDITORS

Trade and other creditors represent liabilities for goods and services provided to the economic entity prior to the end of the financial year and which are unpaid.

BORROWING COSTS

Borrowing costs attributable to assets that necessarily take a substantial period of time to get ready for intended use or sale are capitalised into the value of the assets. The amounts capitalised into qualifying assets are disclosed in Note 3 using a weighted average interest rate of 6.1% for the 2002 financial year (2001: 6.1%).

INTEREST BEARING LIABILITIES

Interest bearing liabilities are carried at their principal amounts which represent the present value of future cash flows associated with servicing the debt. Interest is accrued over the period it becomes due and is recorded as part of other creditors.

DIVIDENDS

Dividends are only provided for when the amount of the dividend is declared, determined or publicly recommended by the directors.

ROUNDING OF AMOUNTS

The company is of a kind referred to in Class Order 98/0100 issued by the Australian Securities & Investments Commission relating to "rounding off" amounts in the financial report. Amounts in the financial report have been rounded off in accordance with that Class Order to the nearest thousand dollars, or in certain cases, to the nearest dollar.

COMPARATIVE INFORMATION

Where necessary, comparative information has been reclassified to facilitate comparisons.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 2.  REVENUE

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
REVENUE FROM OPERATING ACTIVITIES
Sales revenue                                                                             854,142        757,608
                                                                                      -----------    -----------

OTHER REVENUE
Interest                                                                                      859            778
Dividends                                                                                   1,113            864
Proceeds from sale of property, plant and equipment                                         2,184          2,581
Exchange gains                                                                              1,875          2,162
Self-generating and regenerating assets                                                     3,288          3,908
Functions                                                                                   2,220          1,716
Sundry                                                                                      4,655          1,760
                                                                                      -----------    -----------
                                                                                           16,194         13,769
                                                                                      ===========    ===========

NOTE 3.  OPERATING PROFIT

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Operating profit been determined after:
CHARGING AS EXPENSE

Borrowing costs attributable to:
  - Other persons                                                                          30,457         25,096
  - Interest paid on capitalised leases                                                         2              7
                                                                                      -----------    -----------
                                                                                           30,459         25,103
                                                                                      -----------    -----------

Less:  Interest capitalised - developing vineyards                                          1,267            701
Less:  Interest capitalised - inventory                                                     3,919          2,012
                                                                                      -----------    -----------
                                                                                            5,186          2,713
                                                                                      -----------    -----------

Borrowing costs                                                                            25,273         22,390
                                                                                      ===========    ===========

Depreciation of:
  - Buildings                                                                               2,394          2,011
  - Plant and equipment                                                                    24,053         21,214
Amortisation of leased assets                                                                  50            188
Provisions:
  - Employee entitlements                                                                  13,020         10,637
  - Net bad and doubtful debts                                                                845            637
Amortisation of goodwill                                                                      708            638
Write down of inventory to net realisable value                                             6,685          6,139
Rental expense on operating leases                                                          8,950          8,342
Exchange losses                                                                              -                38
Loss on sale of non-current assets:
  - Property, plant and equipment                                                             580            300

CREDITING AS INCOME

Profit on sale of non-current assets:
  - Property, plant and equipment                                                             453            288
                                                                                      ===========    ===========


NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 4.  INCOME TAX

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
INCOME TAX EXPENSE
Profit from ordinary activities before income tax expense                                 119,353        101,858
                                                                                      ===========    ===========
Prima facie income tax expense on operating profit
  - calculated at the Australian rate of 30%                                               35,806         30,557
                                                                                      -----------    -----------
Increase in income tax expense due to:
  - Depreciation                                                                              645            502
  - Tax losses not taken up                                                                   532            118
  - Non deductible entertainment                                                              401            322
  - Higher tax rates in overseas jurisdictions                                              2,231            144
  - Other items                                                                               697            996
                                                                                      -----------    -----------
                                                                                            4,506          2,082
                                                                                      -----------    -----------
Decrease in income tax expense due to:
  - Tax exempt dividend income                                                               -               286
  - Imputation credits received                                                               546           -
  - Property, plant and equipment allowances                                                  933            977
  - Uniform capital allowance                                                                 218           -
  - Other items                                                                             2,458          1,234
                                                                                      -----------    -----------
                                                                                            4,155          2,497
                                                                                      -----------    -----------
Add/(less):
  - Adjustment to prior year provisions                                                      (966)          (443)
                                                                                      -----------    -----------

Income tax expense                                                                         35,191         29,699
                                                                                      ===========    ===========

$1.1m of the future income tax benefit shown in Note 16 is attributable to tax losses. This benefit for tax losses will only be obtained if:
(i) the consolidated entity derives future assessable income of a nature and an amount sufficient to enable the benefit from the deductions for the losses to be realised; or
(ii) the losses are transferred to an eligible entity in the consolidated entity;
(iii) the consolidated entity continues to comply with the conditions for deductibility imposed by tax legislation; and
(iv) no changes in tax legislation adversely affect the consolidated entity in realising the benefit from the deductions for the losses.

NOTE 5.  DIVIDENDS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
DIVIDENDS PROVIDED FOR OR PAID
BRL Hardy Limited
Interim dividend paid - fully franked                                                      17,539         14,039
Final dividend provided - fully franked                           (Note 21)                  -            19,000
Dividends underprovided/(overprovided)                                                         37             (9)
                                                                                      -----------    -----------
TOTAL DIVIDENDS PROVIDED FOR OR PAID                                                       17,576         33,030
                                                                                      ===========    ===========

NOTE 6.  DIVIDEND FRANKING ACCOUNT

From 1 July 2002 the New Business Tax System (Imputation) Act 2002 requires measurement of franking credits based on the amount of income tax paid, rather than on after tax profits. This change in the basis of measurement does not change the value of franking credits to shareholders who may be entitled to franking credit benefits.

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------


Class C franking account (30%)                                                             20,243         14,940
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 7.  CASH ASSETS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Cash at bank and on hand                                                                   43,553         39,665
                                                                                      ===========    ===========

NOTE 8.  RECEIVABLES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
CURRENT
Trade debtors                                                                             180,450        143,396
(Less): provision for doubtful debts                                                       (3,336)        (2,591)
Other debtors                                                                              26,523         17,447
Deferred foreign exchange losses                                                           11,634         22,791
                                                                                      -----------    -----------
                                                                                          215,271        181,043
                                                                                      ===========    ===========

NON-CURRENT
Deferred foreign exchange losses                                                            9,495         43,617
Loans to other entities                                                                       871            925
                                                                                      -----------    -----------
                                                                                           10,366         44,542
                                                                                      -----------    -----------

TOTAL RECEIVABLES                                                                         225,637        225,585
                                                                                      ===========    ===========

NOTE 9.  INVENTORIES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
CURRENT
Raw materials and stores                                                                   12,778         11,125
Wine and spirit stocks                                                                    419,718        314,667
Borrowing expenses capitalised                                                              5,861          3,005
                                                                                      -----------    -----------
                                                                                          438,357        328,797
                                                                                      ===========    ===========

NON-CURRENT
Wine and spirit stocks                                                                    111,448        106,955
Borrowing expenses capitalised                                                              8,381          7,318
                                                                                      -----------    -----------
                                                                                          119,829        114,273
                                                                                      -----------    -----------

TOTAL INVENTORIES                                                                         558,186        443,070
                                                                                      ===========    ===========

NOTE 10.  OTHER CURRENT ASSETS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
PREPAYMENTS                                                                                12,109          4,977
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 11.  INVESTMENTS ACCOUNTED FOR USING THE EQUITY METHOD

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
SUMMARIES OF INVESTMENTS ACCOUNTED FOR USING THE EQUITY METHOD
Summary of carrying value of equity accounted investments:
Carrying value of investments in associated entities                                        8,938          8,826
Carrying value of investment in joint venture partnerships                                224,638        222,672
                                                                                      -----------    -----------
Total carrying value of equity accounted investments                                      233,576        231,498
                                                                                      ===========    ===========

Summary of results attributable to equity accounted investments:
Operating profit in associates after income tax                                               287            487
Operating profit in joint venture partnerships before income tax                           22,993          1,798
                                                                                      -----------    -----------
Share of net profits of associates and joint venture partnerships                          23,280          2,285
                                                                                      ===========    ===========

INVESTMENTS IN ASSOCIATED ENTITIES

Name of entity:                     Principal activity:   Ownership interest:
--------------                      ------------------    ------------------
Barossa Valley Estate Ltd.          Wine manufacturers           50%                        4,869          5,125
Brookland Valley Estate Pty. Ltd.   Wine manufacturers           50%                        3,527          3,206
Churchill Cellars Ltd.              Wine marketers               20%                          468            436
Medallion Wine Marketing Inc.       Wine marketers               25% (2001: 18%)               74             59
                                                                                      -----------    -----------
TOTAL INVESTMENTS IN ASSOCIATES ACCOUNTED FOR USING THE EQUITY METHOD                       8,938          8,826
                                                                                      ===========    ===========

MOVEMENT IN CARRYING AMOUNT OF INVESTMENT IN ASSOCIATED ENTITIES

Carrying amount of investments at beginning of the financial year                           8,826          5,993
Add/(less):
  - Share of operating profit after income tax                                                287            487
  - Share of dividend                                                                        (175)           (90)
  - Acquisition of ownership interest                                                        -             2,436
                                                                                      -----------    -----------
Carrying amount of investments at the end of the financial year                             8,938          8,826
                                                                                      ===========    ===========

SHARE OF RESULTS ATTRIBUTABLE TO ASSOCIATED ENTITIES

Operating profit before income tax                                                            408            693
Income tax expense                                                                           (121)          (206)
                                                                                      -----------    -----------
Operating profit after income tax                                                             287            487
                                                                                      ===========    ===========

SHARE OF RESERVES ATTRIBUTABLE TO ASSOCIATED ENTITIES

Retained profits at the beginning of the financial year                                       767            280
Current year operating profit after income tax                                                287            487
                                                                                      -----------    -----------
Retained profits at the end of the financial year                                           1,054            767
                                                                                      ===========    ===========
The voting power  in each associate is  equal to the  proportion of shares held.
There are no significant accounting policy dissimilarities.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 11.  INVESTMENTS ACCOUNTED FOR USING THE EQUITY METHOD (CONTINUED)


                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------

INVESTMENTS IN JOINT VENTURE PARTNERSHIPS
Name of entity:             Principal activity:               Ownership interest:
--------------              ------------------                ------------------
Pacific Wine Partners, LLC  Wine manufacturers and marketers          50%                 224,638        222,672
                                                                                      ===========    ===========

MOVEMENT IN CARRYING AMOUNT OF INVESTMENTS IN JOINT VENTURE PARTNERSHIPS

Carrying amount of investments at beginning of the financial year                         222,672           -
Add/(less):
  - Share of operating profit before income tax                                            22,993          1,798
  - Revaluation of investment at period end foreign exchange rate                         (21,027)          -
  - Acquisition of ownership interest                                                        -           220,874
                                                                                      -----------    -----------
Carrying amount of investments at the end of the financial year                           224,638        222,672
                                                                                      ===========    ===========

SHARE OF JOINT VENTURE PARTNERSHIP'S REVENUES, EXPENSES AND RESULTS

Revenues                                                                                  103,681         29,507
Expenses                                                                                  (80,688)       (27,709)
                                                                                      -----------    -----------
Operating profit before income tax                                                         22,993          1,798
                                                                                      ===========    ===========

BRL Hardy (USA) Inc., a 100% owned subsidiary within the
consolidated entity and the direct investor  in  Pacific
Wine   Partners,  LLC   is  liable  for   50%   of   the
partnership's tax liability. As a consequence, the share
of operating profit is disclosed only as  before  income
tax.   Applicable income tax is included in consolidated
income tax expense.

SHARE OF RESERVES ATTRIBUTABLE TO JOINT VENTURE PARTNERSHIPS

Retained profits at the beginning of the financial year                                     1,798           -
Current year operating profit before income tax                                            22,993          1,798
                                                                                      -----------    -----------
Retained profits at the end of the financial year                                          24,791          1,798
                                                                                      ===========    ===========

The income tax attributable to the current year share of operating profit included within the consolidated income tax expense is $9.1 million (2001: $0.8 million).

SHARE OF JOINT VENTURE PARTNERSHIP'S ASSETS AND LIABILITIES

Total assets                                                                              252,531        248,729
Total liabilities                                                                          27,893         26,057
                                                                                      -----------    -----------
Net assets                                                                                224,638        222,672
                                                                                      ===========    ===========

The voting power in the joint venture partnership is equal to the proportion of shares held.

NOTE 12.  OTHER FINANCIAL ASSETS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
NON-TRADED INVESTMENTS - AT COST
Shares in other corporations                                                               26,452         26,194
                                                                                      -----------    -----------
Total other investments                                                                    26,452         26,194
                                                                                      ===========    ===========

Shares in other corporations include the parent entity's non-voting preference shares in GSI Holdings Pty Ltd, trading as GS Millenium Fund, which is the holder of 10,384,366 units in the International Wine Investment Fund.

NOTE 13.  GRAPE VINES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Net market value of grape vines and fruit on vine
                                                                                           43,676         38,811
                                                                                      ===========    ===========

BRL Hardy has, for self-generating and regenerating assets purposes, approximately 2,107 hectares (2001: 1,927) of bearing grape vines located in the principal wine producing regions of Australia, and also has vineyards in France and New Zealand totalling approximately 211 hectares (2001: 221).

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 14.  PROPERTY, PLANT AND EQUIPMENT

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Freehold land
-------------
At independent valuation, 2001                                                             59,240         57,652
At cost                                                                                     6,007           -
                                                                                      -----------    -----------
Total freehold land                                                                        65,247         57,652
                                                                                      -----------    -----------

Buildings
---------

At cost                                                                                   111,742         94,195
(Less): accumulated depreciation                                                          (11,086)        (8,626)
Capital work in progress                                                                    9,133          8,644
                                                                                      -----------    -----------
Total buildings                                                                           109,789         94,213
                                                                                      -----------    -----------

Plant, equipment and motor vehicles
-----------------------------------

At cost                                                                                   337,687        264,294
(Less): accumulated depreciation                                                         (104,481)       (84,209)
Capital work in progress                                                                   25,731         44,391
Borrowing expenses capitalised in work in progress                                            645            667
                                                                                      -----------    -----------
Total plant, equipment and motor vehicles                                                 259,582        225,143
                                                                                      -----------    -----------

Total property, plant and equipment                                                       434,618        377,008
                                                                                      ===========    ===========

RECONCILIATIONS

Reconciliations of the carrying amount of each class of property, plant and equipment at the beginning and end of the current financial year are set out below:


                                                                                          PLANT,
                                                             FREEHOLD                 EQUIPMENT AND
                                                               LAND       BUILDINGS   MOTOR VEHICLES     TOTAL
                                                              $'000         $'000         $'000          $'000
                                                           -----------   -----------  --------------   ---------
CONSOLIDATED - 2002
Carrying amount at the beginning of the financial year          57,652        94,213         225,143     377,008
Reclassification                                                    23            (2)            (21)       -
Additions                                                        5,926        17,847          58,927      82,700
Disposals                                                         -             (371)         (1,954)     (2,325)
Depreciation/amortisation expense                                 -           (2,397)        (24,100)    (26,497)
Foreign currency exchange differences                             1,646           499           1,587      3,732
                                                           -----------   -----------  --------------   ---------
Carrying amount at the end of the financial year                65,247       109,789         259,582     434,618
                                                           ===========   ===========  ==============   =========

CONSOLIDATED - 2001
Carrying amount at the beginning of the financial year          39,128        78,878         193,225     311,231
Transfer to grape vines                                           -             -             (2,287)     (2,287)
Reclassification                                                   245            73            (318)       -
Additions                                                       12,327        17,072          57,991      87,390
Disposals                                                         -              (29)         (2,699)     (2,728)
Revaluation increments                                           5,797          -               -          5,797
Depreciation/amortisation expense                                 -           (1,991)        (21,422)    (23,413)
Foreign currency exchange differences                              155           210             653       1,018
                                                           -----------   -----------  --------------   ---------
Carrying amount at the end of the financial year                57,652        94,213         225,143     377,008
                                                           ===========   ===========  ==============   =========

VALUATIONS OF LAND

The basis of the valuations of land at 31 December 2001 is fair value, based on independent valuations.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 15.  INTANGIBLES


                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
GOODWILL
Goodwill                                                                                   13,034         12,999
(Less): accumulated amortisation                                                           (3,503)        (2,788)
                                                                                      -----------    -----------
                                                                                            9,531         10,211
                                                                                      -----------    -----------

BRAND NAMES

Brand names at cost                                                                        19,033         17,969
                                                                                      -----------    -----------

TOTAL INTANGIBLES                                                                          28,564         28,180
                                                                                      ===========    ===========

NOTE 16.  DEFERRED TAX ASSETS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Future income tax benefit                                                                   8,096          5,752
                                                                                      ===========    ===========

NOTE 17.  PAYABLES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
CURRENT
Trade creditors                                                                            54,250         46,911
Other creditors                                                                            74,238         56,181
Deferred foreign exchange hedge payable                                                    11,634         22,791
                                                                                      -----------    -----------
                                                                                          140,122        125,883
                                                                                      -----------    -----------

NON-CURRENT
Deferred foreign exchange hedge payable                                                    10,338         43,617
                                                                                      -----------    -----------
                                                                                           10,338         43,617
                                                                                      -----------    -----------

TOTAL PAYABLES                                                                            150,460        169,500
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 18.  INTEREST BEARING LIABILITIES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
CURRENT
Secured:
-------
Commercial bills                                                                              557           -
Bank advances                                                                                  94           -
Loans from other entities                                                                   1,811           -
                                                                                      ------------   -----------
                                                                                            2,462           -
                                                                                      -----------    -----------

Unsecured:
---------
Commercial bills                                                                           96,443         17,042
Bank advances                                                                              38,415        177,943
Lease liabilities                                             (Note 30)                      -                56
Loans from other entities                                                                   6,169          6,721
                                                                                      -----------    -----------
                                                                                          141,027        201,762
                                                                                      -----------    -----------
                                                                                          143,489        201,762
                                                                                      ===========    ===========

NON-CURRENT
Unsecured:
---------
Commercial bills                                                                          447,824        285,000
Bank advances                                                                              15,584          8,530
                                                                                      -----------    -----------
                                                                                          463,408        293,530
                                                                                      ===========    ===========

TOTAL INTEREST BEARING LIABILITIES                                                        606,897        495,292
                                                                                      ===========    ===========

FINANCING ARRANGEMENTS

Access was available at balance date to the following lines of credit:

Total facilities:
----------------
Bank advances                                                                              62,456        217,916
Other bank facilities                                                                     730,374        432,942
                                                                                      -----------    -----------
                                                                                          792,830        650,858
                                                                                      -----------    -----------

Used at balance date:
--------------------
Bank advances                                                                              44,501        186,473
Other bank facilities                                                                     586,461        331,561
                                                                                      -----------    -----------
                                                                                          630,962        518,034
                                                                                      -----------    -----------

Unused at balance date:
----------------------
Bank advances                                                                              17,955         31,443
Other bank facilities                                                                     143,913        101,381
                                                                                      -----------    -----------
                                                                                          161,868        132,824
                                                                                      -----------    -----------

The bank facilities may be drawn at any time on appropriate notice, subject to meeting the facility contract conditions and undertakings, and have maturities up to 8 years (2001:9).

Interest rates on facilities are variable (refer Note 36).

SECURITY FOR BORROWINGS

Bank advances to joint venture entities are secured by way of first charge or mortgage over certain assets of those entities.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 19.  CURRENT TAX LIABILITIES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Provision for income tax                                                                    4,007          9,392
                                                                                      ===========    ===========

NOTE 20.  DEFERRED TAX LIABILITIES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Provision for deferred income tax                                                          59,402         43,673
                                                                                      ===========    ===========

NOTE 21.  PROVISIONS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
CURRENT
Employee entitlements                                                                       8,763          7,652
Dividend                                                          (Note 5)                   -            19,000
                                                                                      -----------    -----------
                                                                                            8,763         26,652
                                                                                      -----------    -----------

NON-CURRENT
Employee entitlements                                                                       4,060          3,760
                                                                                      -----------    -----------

TOTAL PROVISIONS                                                                           12,823         30,412
                                                                                      ===========    ===========

AGGREGATE EMPLOYEE ENTITLEMENTS

Current employee entitlements                                                               8,763          7,652
Non-current employee entitlements                                                           4,060          3,760
                                                                                      -----------    -----------
                                                                                           12,823         11,412
                                                                                      -----------    -----------

EMPLOYEE NUMBERS

Full time equivalent employees as at the
  end of the financial year                                                                 1,871          1,716
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 22.  SHARE CAPITAL - BRL HARDY LIMITED

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
(a)  PAID UP CAPITAL

Ordinary shares fully paid                                                                515,932        474,267
                                                                                      ===========    ===========


Movements in issued and paid up ordinary
  share capital during the past three years
  were as follows:
                                                                                       NUMBER       ISSUE PRICE
                                                                                     OF SHARES                $       $'000
                                                                                     -----------    -----------    -----------
BALANCE AT 31 DECEMBER 2000                                                          152,637,933                       302,008
20 April 2001                 Dividend reinvestment plan issues   (Note 22(a)(i))      1,666,768    $      9.19         15,323
1 January 2001 to
  31 December 2001            Option plan issues                  (Note 22(b)(i))        469,900    $      2.80          1,316
                                                                  (Note 22(b)(ii))       571,300    $      3.72          2,125
                                                                  (Note 22(b)(iii))      546,200    $      5.11          2,791
                                                                  (Note 22(b)(iv))        68,500    $      6.61            453
                                                                  (Note 22(b)(v))         11,100    $      7.45             83
                                                                  (Note 22(b)(ix))       117,510    $      3.40            399
                                                                  (Note 22(b)(x))         23,400    $      9.30            218
                              Consideration for options                                                                      2
16 October 2001               Dividend reinvestment plan issues   (Note 22(a)(i))        851,357    $      9.63          8,199
23 October 2001               Rights issue (net of $3.5m costs)   (Note 22(a)(ii))    15,579,278    $      9.30        141,350
                                                                                     -----------                   -----------
BALANCE AT 31 DECEMBER 2001                                                          172,543,246                       474,267
8 April 2002                  Dividend reinvestment plan issues   (Note 22(a)(i))      1,813,495    $     10.51         19,036
1 January 2002 to
  31 December 2002            Option plan issues                  (Note 22(b)(ii))       566,900    $      3.72          2,109
                                                                  (Note 22(b)(iii))      246,700    $      5.11          1,261
                                                                  (Note 22(b)(iv))       137,500    $      6.61            909
                                                                  (Note 22(b)(v))         16,800    $      7.45            125
                                                                  (Note 22(b)(ix))        55,770    $      3.40            190
                                                                  (Note 22(b)(x))         49,100    $      9.30            456
                                                                  (Note 22(b)(x))          4,207    $      9.30             39
                              Consideration for options                                                                      1
8 October 2002                Dividend reinvestment plan issues   (Note 22(a)(i))      2,286,844    $      7.68         17,539
                                                                                     -----------                   -----------
BALANCE AT 31 DECEMBER 2002                                                          177,720,562                       515,932
                                                                                     ===========                   ===========

(i)  Dividend reinvestment plan:
The company has a dividend reinvestment plan (DRP) under which holders of fully paid ordinary shares may elect to have all or part of their dividend entitlements satisfied by the issue of new ordinary shares in lieu of payment in cash. Shares are issued under the DRP at a discount (currently 5%) to the market price. The company appointed Deutsche Bank AG as underwriter of the DRP for the dividends paid in 2002 so that any dividends not taken up as shares under the DRP were taken up by the underwriter or its nominees at the same price. The interim dividend declared in September 2001 was not underwritten.

(ii)  Rights issue:
The company made a renounceable rights issue to shareholders in September 2001 on a one for 10 basis at an issue price of $9.30 per new share. The issue was underwritten by Deutsche Bank AG and the allotment of new shares was made on 23 October 2001. In March 2002, the company issued a small number of rights issue shares to overseas shareholders whose acceptances had been received in 2002.

                                                                         Page 17

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 22.  SHARE CAPITAL - BRL HARDY LIMITED (CONTINUED)

(b)  THE BRL HARDY OPTION PLAN (OPTION PLAN)

Participation in the company's option plan is offered to all permanent employees, ordinarily on an annual basis. Options issued under the option plan are over unissued ordinary shares and expire 59 months (for options issued in 2000 or earlier) and 60 months (for options issued in 2001 and later) after the issue date. Options may not be exercised earlier than 36 months after issue, unless the employee's employment ceases sooner, provided that any preconditions to their exercise have also been met.

(i)  2 June 2001 ($2.80) options:
During 2001, 469,900 ordinary shares were issued at $2.80 on the exercise of options granted in July 1996 under the option plan. All preconditions for the exercise of these options had been met. At 31 December 2000 there were 484,400 unissued ordinary shares remaining under these options. The options expired on 2 June 2001. There were 14,500 unexercised options that expired under the rules of the option plan on the expiry date.

(ii)  22 July 2002 ($3.72) options:
During 2002, 566,900 (2001: 571,300) ordinary shares were issued at $3.72 on the exercise of options granted on 22 August 1997 under the option plan. All preconditions for the exercise of these options had been met. At 31 December 2001, there were 575,900 (2000: 1,147,200) unissued ordinary shares remaining under these options. The options expired on 22 July 2002. There were 9,000 unexercised options that expired under the rules of the option plan on the expiry date.

(iii)  28 July 2003 ($5.11) options:
During 2002, 246,700 (2001: 546,200) ordinary shares were issued at $5.11 on the exercise of options granted on 28 August 1998 under the option plan. All preconditions for the exercise of these options have been met. At 31 December 2002, there were 992,600 (2001: 1,239,300) unissued ordinary shares remaining under these options. The options expire on 28 July 2003.

(iv)  27 July 2004 ($6.61) options:
During 2002, 137,500 (2001: 68,500) ordinary shares were issued at $6.61 on the exercise of options granted on 27 August 1999 under the option plan. All preconditions for the exercise of these options have been met. At 31 December 2002, there were 2,822,500 (2001: 2,960,000) unissued ordinary shares remaining under these options. The options expire on 27 July 2004.

(v)  24 October 2005 ($7.45) options:
On 24 November 2000, the company issued 2,315,500 options to 1,148 eligible employees and/or associates under the option plan. These included 196,000 options issued to executive directors or their associates as approved by special resolution at the Annual General Meeting of the company held on 4 May 2000.

During 2002, 16,800 (2001: 11,100) ordinary shares were issued at $7.45 on the early exercise (refer Note 22(b)(ix)) of options granted on 24 November 2000 under the option plan. These options will not become otherwise exercisable until 24 November 2003, but all other preconditions to their exercise have been met. At 31 December 2002, there were 2,287,600 (2001: 2,304,400) unissued ordinary shares remaining under these options. The options expire on 24 October 2005.

(vi)  8 November 2006 ($10.13) options:
On 9 November 2001 and 7 December 2001 the company issued 2,545,300 options to 1,376 eligible employees and/or associates under the option plan. In addition, a further 7,050 options were issued in February and April 2002. The total options issued (2,552,350) included 260,000 options issued to executive directors or their associates as approved by special resolution at the Annual General Meeting of the company held on 3 May 2001. These options may be exercised after 9 November 2004 at an exercise price of $10.13. All other preconditions to their exercise have been met. At 31 December 2002, there were 2,552,350 (2001: 2,545,300) unissued ordinary shares remaining under these options. The options expire on 8 November 2006.

(vii)  23 September 2007 ($8.08) options:
On 24 September 2002 the company issued 2,913,000 options to 1,529 eligible employees and/or associates under the option plan. These included 280,000 options issued to executive directors or their associates as approved by resolution at the Annual General Meeting of the company held on 2 May 2002. The options may be exercised after 24 September 2005 at an exercise price of $8.08 per share. At 31 December 2002, there were 2,913,000 unissued ordinary shares remaining under these options. The options expire on 23 September 2007.

(viii)  Early exercise:
Where the exercise period for an option has not commenced and all other preconditions for exercise have been met but the employee's employment ceases, the options may then be exercised at any time before the expiry date, even if the date of exercise might be earlier than otherwise permitted under the option plan.

(ix)  Additional shares ($3.40):
During 2002, 55,770 (2001: 117,510) additional ordinary shares were issued at $3.40 in connection with the exercise of options. Under the option plan, optionholders were entitled to apply for additional shares as a result of the rights issue in 1997. The entitlement was for one additional share at the rights issue price of $3.40 per share for every 10 options held at the time of the rights issue. The additional shares could only be taken up when exercising options and lapsed if not taken up. During 2002, the entitlements to 1,820 (2001: 1,560) additional shares lapsed. At 31 December 2002, there were no further entitlements to unissued additional shares at $3.40.

                                                                         Page 18

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 22.  SHARE CAPITAL - BRL HARDY LIMITED (CONTINUED)

(b)  THE BRL HARDY OPTION PLAN (CONTINUED)

(x)  Additional shares ($9.30):
During 2002, 49,100 (2001: 23,400) additional ordinary shares were issued at $9.30 in connection with the exercise of options. Under the option plan, optionholders are entitled to apply for additional shares as a result of the rights issue in 2001. The entitlement is for one additional share at the rights issue price of $9.30 per share for every 10 options held at the time of the rights issue. The additional shares can only be taken up when exercising options and lapse if not taken up. During 2002, the entitlements to 57,250 (2001: 8,500) additional shares lapsed. At 31 December 2002, the number of unissued additional shares at $9.30 was 610,270 (2001: 716,620).

(c)  THE NON-EXECUTIVE DIRECTORS' OPTION PLAN ('NED PLAN')

(i)  23 September 2007 ($8.08) options:
On 24 September 2002 the company issued options under the NED Plan which was approved by shareholders at the Annual General Meeting on 2 May 2002. Except for M.R. Davison, who elected to forfeit the options, the option price of $0.937 has been paid to the company by all non-executive directors who participated in the NED Plan. The options may be exercised from 24 September 2002 at an exercise price of $8.08 per share. At 31 December 2002, there were 92,818 unissued ordinary shares remaining under these options. The options expire on 23 September 2007.

NOTE 23.  RESERVES AND RETAINED PROFITS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
(a)  RESERVES
Asset revaluation reserve                                                                  16,595         16,820
General reserve                                                                               101             15
Foreign currency translation reserve                                                          872            577
                                                                                      -----------    -----------
                                                                                           17,568         17,412
                                                                                      ===========    ===========

MOVEMENTS

Asset revaluation reserve:
-------------------------
Balance at the beginning of the financial year                                             16,820         10,142
Add/(less):
  2001 revaluation                                                                           -             6,678
  Amendment to prior valuation                                                               (225)          -
                                                                                      -----------    -----------
Balance at the end of the financial year                                                   16,595         16,820
                                                                                      -----------    -----------

General reserve:
---------------
Balance at the beginning of the financial year                                                 15             17
Add/(less):
  Share option consideration                                                                   87           -
  Transfer to paid up capital on issue of shares                                               (1)            (2)
                                                                                      -----------    -----------
Balance at the end of the financial year                                                      101             15
                                                                                      -----------    -----------

Foreign currency translation reserve:
------------------------------------
Balance at the beginning of the financial year                                                577           (319)
Current year movement                                                                         295            896
                                                                                      -----------    -----------
Balance at the end of the financial year                                                      872            577
                                                                                      -----------    -----------

(b)  RETAINED PROFITS

Retained profits at the beginning of the financial year                                   179,560        140,378

Net profit attributable to members of BRL Hardy Limited                                    84,338         72,212


Dividends provided for or paid                                    (Note 5)                (17,576)       (33,030)
                                                                                      -----------    -----------
Retained profits at the end of the financial year                                         246,322        179,560
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 24.  REMUNERATION OF DIRECTORS AND EXECUTIVES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                       ----------     ----------
DIRECTORS

The number of directors, including executive directors, who received or in respect of whom income is due and receivable from the parent entity or its controlled entities including retirement benefits not required to be approved in general meeting within the following bands is:

                                                $80,000  -     $89,999                          3              3
                                               $100,000  -    $109,999                          -              1
                                               $110,000  -    $119,999                          1              -
                                               $130,000  -    $139,999                          1              -
                                               $150,000  -    $159,999                          -              1
                                               $170,000  -    $179,999                          1              -
                                               $180,000  -    $189,999                          -              1
                                               $580,000  -    $589,999                          -              1
                                               $590,000  -    $599,999                          1              -
                                               $610,000  -    $619,999                          1              -
                                               $630,000  -    $639,999                          -              1
                                             $1,210,000  -  $1,219,999                          -              1
                                             $1,330,000  -  $1,339,999                          1              -

                                                                                                $              $
Total income received or due and receivable
by  the  directors  of  the  parent  entity
from the parent entity  and its  controlled
entities:                                                                               3,223,944      3,137,418
                                                                                       ----------     ----------

Benefits received by directors on the grant of options under the BRL Hardy Option Plan as valued under Division 13A of the Income Tax Assessment Act are included above. Information about options granted to and exercised by executive directors during the period January 2001 to December 2002 is set out in Note 32. Motor vehicles and wine allowances are included at their salary package values. Options issued to non-executive directors during the year are not included as a benefit since the Option Price paid is equal to the market value of an Option.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 24.  REMUNERATION OF DIRECTORS AND EXECUTIVES (CONTINUED)

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                       ----------     ----------
EXECUTIVES

The  number of  executive  officers,  excluding
executive  directors,  who   received   or   in
respect of whom income  is due and  receivable,
including  retirement  benefits,  which  equals
or  exceeds  $100,000  from the  parent  entity
and controlled  entities, within  the following
bands is:
                                                             $100,000 - $109,999                9             10
                                                             $110,000 - $119,999               12             13
                                                             $120,000 - $129,999                5              6
                                                             $130,000 - $139,999                5              1
                                                             $140,000 - $149,999                3              2
                                                             $150,000 - $159,999                1              -
                                                             $160,000 - $169,999                1              3
                                                             $170,000 - $179,999                2              3
                                                             $180,000 - $189,999                5              2
                                                             $200,000 - $209,999                1              4
                                                             $210,000 - $219,999                2              -
                                                             $240,000 - $249,999                -              1
                                                             $260,000 - $269,999                1              -
                                                             $320,000 - $329,999                1              2
                                                             $330,000 - $339,999                1              -
                                                             $350,000 - $359,999                1              -
                                                             $360,000 - $369,999                -              2
                                                             $380,000 - $389,999                1              -

                                                                                                $              $

Total income received or due and  receivable by
executive officers of the parent entity:                                                7,949,548      7,564,466
                                                                                       ----------     ----------

Benefits received by executive officers on the grant of options under the BRL Hardy Option Plan as valued under Division 13A of the Income Tax Assessment Act are included above. Motor vehicles and wine allowances are included at their salary package values. Information about the options granted to employees is set out in Note 22 (b)(vi)-(viii). There were 654,000 options granted to executive officers (with income of at least $100,000) during the year ended 31 December 2002 (2001: 565,000). None of these options have been exercised.

Amounts paid to executive officers who worked wholly or mainly outside Australia during the reporting period are excluded from the above disclosures.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 25.  REMUNERATION OF AUDITORS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                             $              $
                                                                                      -----------     ----------
Amounts received, or due and receivable, by
the auditors for auditing the accounts and
consolidated accounts of BRL Hardy Limited
and the accounts of its controlled entities,
and for other services:

PricewaterhouseCoopers:
----------------------
Audit or review of financial reports                                                      408,522        335,255
Other assurance services                                                                  511,291        506,619
Taxation services                                                                         423,048        136,399
Other taxation advisory services                                                          650,000         45,979
Other services                                                                             63,744         32,614
                                                                                       ----------     ----------
                                                                                        2,056,605      1,056,866
                                                                                       ==========     ==========

All audit fees for controlled Australian entities are borne by the parent entity.

NOTE 26. RECONCILIATION OF NET CASH INFLOW FROM OPERATING ACTIVITIES TO OPERATING PROFIT AFTER INCOME TAX

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Operating profit after income tax                                                          84,162         72,159

Depreciation and amortisation                                                              26,497         23,413
Goodwill written off                                                                          708            638
Share of net profits of associates and joint venture partnerships                         (23,280)        (2,285)
Net (profit)/loss on disposal of property, plant and equipment                                127             12
Valuation of grape vines and grapes (SGARA)                                                (3,288)        (3,908)
Provision for doubtful debts                                                                  745            508
Capitalised interest                                                                       (5,186)        (2,713)

Changes in operating assets - (increase)/decrease
- receivables                                                                             (46,076)         6,781
- inventories                                                                            (109,895)       (78,309)
- prepayments                                                                              (7,132)           788
- future income tax benefit                                                                (1,038)        (1,892)

Changes in operating liabilities - increase/(decrease)
- payables                                                                                 26,084         (7,717)
- provisions                                                                               12,425         14,367
                                                                                      -----------    -----------
NET CASH INFLOW FROM OPERATING ACTIVITIES                                                 (45,147)        21,842
                                                                                      ===========    ===========


NOTE 27.  OUTSIDE EQUITY INTERESTS

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Outside equity interests in controlled entities comprise:
Share capital                                                                                 628            628
Equity held in partnerships                                                                   350            350
Retained profits                                                                               78            254
                                                                                      -----------    -----------
TOTAL OUTSIDE EQUITY INTERESTS                                                              1,056        - 1,232
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 28.  JOINT VENTURES

JOINT VENTURE OPERATIONS

BRL Hardy Limited has entered into several joint venture arrangements, to develop and operate vineyards:

                                                          Participating interest
                                                          ----------------------

The Wegman/BRL Hardy Joint Venture Development                      25%
Elgin Valley Vineyards Joint Venture No. 1                          75%
The Gartner/BRL Hardy Coonawarra Joint Venture                      50%
The Pemberton Vineyards Joint Venture                               50%
The Ausvine Coonawarra Joint Venture                                19%
The Huntfield/BRL Hardy Joint Venture                               50%
The Martin/BRL Hardy Joint Venture                                49.3%
The Willunga Basin Water Users Group Joint Venture                  18%

BRL Hardy Limited's share of the assets employed in joint ventures is included in the financial statements as follows:

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
FREEHOLD LAND
At independent valuation, 2001                                                              6,260          6,260
At cost                                                                                       257            -
                                                                                      -----------    -----------
TOTAL FREEHOLD LAND                                                                         6,517          6,260
                                                                                      -----------    -----------

BUILDINGS
At cost                                                                                       173            173
(Less): accumulated depreciation                                                              (55)           (49)
                                                                                      -----------    -----------
TOTAL BUILDINGS                                                                               118            124

PLANT AND EQUIPMENT
At cost                                                                                     5,340          3,969
(Less): accumulated depreciation                                                             (403)          (276)
Capital work in progress                                                                     -             1,788
                                                                                      -----------    -----------
TOTAL PLANT AND EQUIPMENT                                                                   4,937          5,481
                                                                                      -----------    -----------

TOTAL PROPERTY, PLANT AND EQUIPMENT                                                        11,572         11,865
                                                                                      ===========    ===========

GRAPE VINES                                                                                 3,435          3,506
                                                                                      -----------    -----------

OPERATING PROFIT

Contribution to operating profit by joint ventures                                             73          1,149
                                                                                      -----------    -----------

JOINT VENTURE ENTITY

BRL Hardy Limited has a 50% interest in the Brookland Valley Estate Joint Venture which makes and markets wine.

CONSOLIDATED
Movement in carrying amount of investment:
-----------------------------------------
Carrying amount at the beginning of the financial year                                      3,207          3,013
Share of operating profits after tax                                                          320            194
                                                                                      -----------    -----------
Carrying amount at the end of the financial year                                            3,527          3,207
                                                                                      ===========    ===========

Contingent liabilities and capital expenditure commitments relating to the joint ventures are included in Notes 29 and 30.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 29.  CONTINGENT LIABILITIES

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Service agreements under which termination benefits
may, in certain circumstances, become payable to
directors and senior executives.                                                            5,855          5,295
                                                                                      -----------    -----------

There are no contingent liabilities with respect to
the economic entity's share of associates and
investments in joint venture partnerships.                                                   -              -
                                                                                      -----------    -----------

The company is jointly and severally liable for all the liabilities of the Brookland Valley Joint Venture.


NOTE 30.  COMMITMENTS FOR EXPENDITURE

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
CAPITAL EXPENDITURE
Total capital expenditure contracted for
at balance date but not provided for in
the financial statements:

- not later than 1 year                                                                    19,300         32,352
                                                                                      -----------    -----------

CAPITAL EXPENDITURE - JOINT VENTURES
Total capital expenditure contracted for at balance date but not provided for in the financial statements:

- not later than 1 year                                                                      -              -
                                                                                      -----------    -----------

CAPITAL EXPENDITURE - ASSOCIATES
AND JOINT VENTURE PARTNERSHIPS

Total capital expenditure contracted for at balance date but not provided for in the financial statements:

- not later than 1 year                                                                     2,323          1,690
                                                                                      -----------    -----------

FINANCE LEASE COMMITMENTS

Lease commitments in respect of capitalised finance leases are payable as follows:

- not later than 1 year                                                                      -                56
- later than 1 year but not later than 5 years                                               -              -
                                                                                      -----------    -----------
                                                                                             -                56
Less: future finance charges                                                                 -              -
                                                                                      -----------    -----------
                                                                                             -                56
                                                                                      -----------    -----------

Comprising lease liabilities:

- Current                                                                                    -                56
- Non-current                                                                                -              -
                                                                                      -----------    -----------
                                                                                             -                56
                                                                                      -----------    -----------

RENTAL COMMITMENTS
Analysis of non-cancellable rental commitments not provided for in the financial statements:

- not later than 1 year                                                                     8,926          8,052
- later than 1 year but not later than 5 years                                             28,866         26,060
- greater than 5 years                                                                     19,096         18,228
                                                                                      -----------    -----------
                                                                                           56,888         52,340
                                                                                      ===========    ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 31.  SUPERANNUATION COMMITMENTS

The economic entity contributes to a number of superannuation funds which provide benefits for employees and their dependants on retirement, disability or death. The funds comprise one fund sponsored by the economic entity and a number of multi-employee industry funds.

                                                                                         2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
THE BRL HARDY SUPERANNUATION FUND

The financial position of the economic entity's defined benefit and accumulation plan measured as at 30 June is as follows:
Present value of employees' accrued benefits                                               22,164         19,295
Net market value of assets held by the fund to
  meet future benefit payments                                                             24,593         22,240
                                                                                      -----------    -----------
Excess of assets held to meet future
  benefits payments                                                                         2,429          2,945
                                                                                      ===========    ===========

Employer contributions to the fund                                                          5,159          2,791
                                                                                      ===========    ===========

Vested benefits                                                                            24,441         22,045
                                                                                      ===========    ===========

The BRL Hardy Superannuation Fund provides cumulative and defined benefits. Defined lump sum benefits are based on years of service and final average salary and contributions are part legally enforceable. Employer contributions for accumulation benefits are legally enforceable.

An actuarial review of the BRL Hardy Superannuation Fund as at 1 July 2000 was completed by L.McMahon BA, FIAA. Based on calculations made as part of this assessment and subsequently, the directors are of the view that the assets of the fund were sufficient to satisfy all benefits that would have been vested under the fund in the event of termination of the fund or termination of the employment of each employee as at 30 June 2002, being the fund's last balance date.

However, it is believed that the poor financial performance of the fund's assets since 30 June 2002 may have resulted in a shortfall if the fund had been terminated or the employment of each employee had been terminated as at 31
December 2002. The financial position of the fund is being monitored by the directors, and provision is being made by the economic entity to ensure that there will be no shortfall at 30 June 2003 (the fund's next balance date), after taking into account the financial performance of the fund's assets to that date.

INDUSTRY FUNDS

The multi-employee industry funds provide accumulation benefits where the basis of contribution is an enforceable employer contribution based on a percentage of the member's wage. The industry funds to which contributions were made by the economic entity are:
-  Statewide Superannuation Trust
-  Host-Plus Superannuation
-  Superannuation Trust of Australia

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 32.  RELATED PARTIES

DIRECTORS AND DIRECTOR-RELATED ENTITIES

(i) The names of persons who were directors of the parent entity during the financial year are:

     I.J. Pendrigh AM              M.R. Davison                   R.H. Searby QC
     R.G. Chabrel                  Sir James G. Hardy OBE         A.W. Whatmore
     S.B.  Millar                  A.M.  Kennedy                  D.Woods

                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
(ii) Loans to directors
S.B. Millar                                                                                  -             -
A.M. Kennedy                                                                                 -             -
                                                                                             -             -
                                                                                      -----------    -----------
                                                                  (Note 8)                   -             -
                                                                                      ===========    ===========

Secured loans were made to Messrs Millar and Kennedy by the parent entity (then Berri Renmano Limited) in 1991, prior to the appointment of either of them as directors. Monthly repayments included interest at the rate of 5.75% per annum and were secured by a lien over units issued by The International Wine Investment Fund. The loans were for a period of 10 years and were repaid at 30 June 2001.

                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Loan repayments received                                                                     -            13,245

Interest received                                                                            -               381

(iii) Directors' holdings of shares and share options

The directors were involved in share and option transactions which are summarised below. The shareholdings include all shares held beneficially by directors and director-related entities.

                                                                        NUMBER OF SHARES
                                              ------------------------------------------------------------------
                                               BALANCE       PURCHASES      OPTIONS      DISPOSALS       BALANCE
                                              31.12.01                     EXERCISED                    31.12.02
                                              --------       ---------     ---------     ---------      --------
I.J. Pendrigh AM                               155,182           8,000          -           (8,000)      155,182
R.G. Chabrel                        (1)         17,717             169          -             -           17,886
S.B. Millar                                    115,024          73,131        82,600       (51,546)      219,209
M.R. Davison                        (1)           -               -           15,000       (15,000)         -
Sir James G. Hardy OBE                         368,840            -             -             -          368,840
A.M. Kennedy                                   250,547           5,032        50,000       (30,000)      275,579
R.H. Searby QC                                  43,034           1,018          -             -           44,052
A.W. Whatmore                                   66,350            -             -             -           66,350
D.Woods                                        126,750           5,000        50,000       (85,967)       95,783

                                                                        NUMBER OF SHARES
                                              ------------------------------------------------------------------
                                               BALANCE       PURCHASES      OPTIONS      DISPOSALS       BALANCE
                                              31.12.00                     EXERCISED                    31.12.01
                                              --------       ---------     ---------     ---------       --------
I.J. Pendrigh AM                                91,074          18,508        80,000       (34,400)      155,182
R.G. Chabrel                        (1)          6,357          10,760        66,600       (66,000)       17,717
S.B. Millar                                    233,017          25,833         4,000      (147,826)      115,024
M.R. Davison                        (1)           -              2,000        20,000       (22,000)         -
Sir James G. Hardy OBE                         365,173           3,667          -             -          368,840
A.M. Kennedy                                   196,906           8,641        65,000       (20,000)      250,547
R.H. Searby QC                                  25,611           7,423        20,000       (10,000)       43,034
A.W. Whatmore                                   38,500           7,850        20,000          -           66,350
D.Woods                                        105,000          26,750        50,000       (55,000)      126,750

Notes:
(1) Messrs R.G. Chabrel and M.R. Davison are also directors of Berren Asset Management Limited, the manager of The International Wine Investment Fund, which had relevant interests in 18,555,094 (2001: 20,538,581) fully paid ordinary shares and exchange-traded bought call options over 4,450,000 (2001: nil) fully paid ordinary shares of the parent entity at 31 December 2002.

At 31 December 2002 directors and director-related entities held in aggregate 1,242,881 ordinary shares, 188,200 July 2003 ($5.11) options, 485,000 July 2004
($6.61)  options,  197,000  October  2005 ($7.45) options, 261,000 November 2006
($10.13) options, and 280,000 September 2007 ($8.08) options. At 31 December 2001 directors and director-related entities held in aggregate 1,143,444 ordinary shares, 97,600 July 2002 ($3.72) options, 273,200 July 2003 ($5.11)
options, 500,000 July 2004 ($6.61) options, 196,000 October 2005 ($7.45) options and 260,000 November 2006 ($10.13) options.

The number of options granted during the year to executive directors under the BRL Hardy Option Plan and the terms and conditions under which they were granted were approved by resolution at the annual general meeting of the company (see
Note 22(b)(vi)-(viii) for the terms and conditions applicable to these options). During 2002, 92,818 September 2007 ($8.08) options were issued to non-executive directors under the NED Plan (see Note 22(c)).

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 32.  RELATED PARTIES (CONTINUED)

(iv)  Other transactions with directors and director-related entities

The parent entity has retained the services of Sir James G. Hardy OBE as a consultant for the marketing of its products. The parent entity also pays an annuity and royalties on the sale of wine under the Sir James brand to Sir James Hardy and the J.G. Hardy Retirement Fund in consideration of the granting of a licence to register and use the trade mark 'Sir James'. The amounts paid or accrued are included in the remuneration of directors disclosed in Note 24.

Mr  R.G. Chabrel  is  a  director and active  member of CCW Co-operative Limited
(CCW) which supplies grapes to the parent entity on commercial terms. An entity associated with Mr Chabrel holds 300 shares in CCW, and supplied grapes to the parent entity through CCW.

Entities associated with Messrs R.G. Chabrel and M.R. Davison sold 285 tonnes of grapes in 2002 (2001: 109) to the parent entity on commercial terms and conditions under an agreement dated 12 December 1996.

Other transactions entered into during the year with the directors or their director-related entities were within normal employee, customer, shareholder or supplier relationships on terms and conditions no more favourable than those available to other employees, customers, shareholders or suppliers.

OTHER ENTITIES

(i)   Barossa Valley Estate Ltd. (BVE)

The parent entity holds 50% of the issued shares of BVE. The parent entity provides packaging services to BVE at commercial rates and is sole distributor of BVE's wines purchased at commercial rates.

(ii)  Brookland Valley Estate Pty. Ltd.

The parent entity holds 50% of the issued shares in Brookland Valley Estate Pty. Ltd. The parent entity purchases wine from Brookland Valley Estate Pty. Ltd. at commercial rates and provides winemaking, packaging and distribution services at commercial rates.

(iii) Churchill  Cellars  Ltd.

The parent entity holds 20% of the issued shares in Churchill Cellars Ltd. The parent entity sells wine at commercial rates to Churchill Cellars Ltd.

(iv)  Medallion Wine Marketing Inc.

The parent entity holds 25% (2001: 18%) of the issued shares in Medallion Wine Marketing Inc. The parent entity sells wine at commercial rates to Medallion Wine Marketing Inc.

(v)  Pacific Wine Partners, LLC

BRL Hardy (USA) Inc., a 100% owned subsidiary within the consolidated entity, holds 50% of the issued shares in Pacific Wine Partners, LLC. The parent entity sells wine at commercial rates to Pacific Wine Partners, LLC.

(vi) Nobilo Wines Limited (NWL)

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 32.  RELATED PARTIES (CONTINUED)


OTHER ENTITIES (CONTINUED)

The aggregate of each different type of transaction with related parties, other than wholly owned controlled entities and transactions with directors set out in Note 32, were as follows:
                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------

Outgoings:
---------
Purchases of wine                                                                           9,789          9,366
Crushing/contract processing expenses                                                           6            269
Marketing                                                                                   5,527            680
Investment                                                                                   -             2,436
Purchase of grapes                                                                            451            145
Recharges (net)                                                                               301           -
Loans                                                                                         599            602
Exchange rate adjustments (net)                                                             1,219           -

Inflows:
-------
Sale of wine                                                                               41,463         17,079
Contract crushing                                                                             393            218
Dividends                                                                                     124             90
Management                                                                                     68             64
Marketing                                                                                     130             16
Packaging expenses                                                                          1,047          1,288
Recharges (net)                                                                              -               559
Loans                                                                                        -                31
Interest                                                                                       33             26
Exchange rate adjustments (net)                                                              -             1,779
Other                                                                                          27             25

SUPERANNUATION  FUND

Information relating to superannuation funds is set out in Note 31.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 33.  PARTICULARS IN RELATION TO CONTROLLED ENTITIES

                                                                                                           Investment
                                                                         Class        Holding         2002            2001
                                                    Incorporated        of Share         %               $               $
                                                    ------------     --------------   -------     ------------    ------------
PARENT ENTITY
BRL Hardy Limited                                            SA

CONTROLLED ENTITIES

Vineyards (Australasia) Pty. Ltd.                            SA           Ord.            100           48,500          48,500

BRL Hardy Finance Pty. Ltd.                                  SA           Ord.            100      176,863,773     176,863,773
- BRL Hardy (USA) Inc.                      (3)             USA           Ord.             20
                                                                     Fixed Rate Pref.     100
- BRL Hardy Investments (USA) Inc.                          USA           Ord.            100
    - BRL Hardy (USA) Inc.                  (3)             USA           Ord.             80
- Hardy TransTasman LLP                     (6)             VIC           Ord.              1

Thomas Hardy Hunter River Pty. Ltd.                          SA           Ord.            100            2,553           2,553

The Stanley Wine Company Pty. Ltd.                           SA           Ord.            100        5,583,804       5,583,804

Houghton Wines (Western Australia) Pty. Ltd.                 WA           Ord.            100        9,946,706       9,946,706
- The WA Winegrowers Association Pty. Ltd.                   WA           Ord.            100
                                                                      10% Cum. Pref       100

International Cellars (Aust) Pty. Ltd.                      ACT           Ord.            100        9,366,029       9,366,029
- Walter Reynell & Sons Wines Pty. Ltd.                      SA           Ord.            100

BRL Hardy (Canada) Limited                  (1)          Canada           Ord.            100                1               1

BRL Hardy Europe Limited                    (2)              UK           Ord.            100        3,659,689       3,659,689

BRL Hardy (Investments) Limited             (2)              UK           Ord.            100       21,738,641      21,738,641

La Baume SA                                 (4)          France           Ord.             90        5,647,738       5,647,738

Nobilo Wine Group Limited                   (5)              NZ           Ord.            100       36,796,774      36,802,097
- Nobilo Vintners Limited                   (5)              NZ           Ord.            100
    - Valleyfield Vineyard Partnership      (5)              NZ           Ord.             60
    - Mohaka Vineyard Partnership           (5)              NZ           Ord.             90
- Selaks Wines Limited                      (5)              NZ           Ord.            100
- National Liquor Distributors Limited      (5)              NZ           Ord.            100
    - Hardy TransTasman LLP                 (6)             VIC           Ord.             99
                                                                                                  ------------    ------------
                                                       (Note 12)                                   269,654,208     269,659,531
                                                                                                  ============    ============

(1)   Audited by PricewaterhouseCoopers in Canada.
(2)   Audited by PricewaterhouseCoopers in the United Kingdom.
(3) Audited by PricewaterhouseCoopers in Australia (2001: audited by PricewaterhouseCoopers in the United States of America).
(4)   Audited by PricewaterhouseCoopers in France.
(5)   Audited by PricewaterhouseCoopers in New Zealand.
(6)   Incorporated 30 December 2002

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 34.  STATEMENT OF OPERATIONS OF SEGMENTS

The economic entity operates predominantly in the wine making and marketing industry. Inter-segment pricing is on commercial terms and inter-segment sales are disclosed based on the geographical location of the segment acquiring wine products.

                                                                                                   Unallocated
                                                                                                    and inter-
                                                                            North      Rest of       segment
                                                 Australasia     Europe     America    the world   eliminations    Consolidated
                                                    $'000        $'000       $'000       $'000         $'000           $'000
                                                 -----------   ----------  ---------  -----------  ------------    ------------
31 DECEMBER 2002
REVENUE (BY LOCATION OF CUSTOMER)
Sales to external customers                          401,890      377,629     55,659       18,964          -            854,142
Inter-segment sales                                   18,903      268,102       -            -         (287,005)           -
                                                 -----------   ----------  ---------  -----------  ------------   -------------
Total sales revenue                                  420,793      645,731     55,659       18,964      (287,005)        854,142
Share of net profits of associates and
joint venture partnerships                               226         -        23,054         -             -             23,280
Other revenue                                         14,333        1,859          2         -             -             16,194
                                                 -----------   ----------  ---------  -----------  ------------   -------------
TOTAL SEGMENT REVENUE                                435,352      647,590     78,715       18,964      (287,005)        893,616
                                                 -----------   ----------  ---------  -----------  ------------   -------------

SEGMENT RESULT (BY LOCATION OF CUSTOMER)
Profit from ordinary activities before
  interest and tax                                    46,297       74,079     32,444        1,739        (9,933)        144,626
Borrowing costs                                      (11,975)      (8,899)    (3,715)        (684)         -            (25,273)
                                                 -----------   ----------  ---------  -----------  ------------   -------------
PROFIT FROM ORDINARY ACTIVITIES BEFORE TAX            34,322       65,180     28,729        1,055        (9,933)        119,353
                                                 -----------   ----------  ---------  -----------  ------------

Income tax expense                                                                                                      (35,191)
                                                                                                                  -------------
NET PROFIT                                                                                                               84,162
                                                                                                                  =============

Segment assets (by physical location)              1,282,776      197,848    226,199         -          (92,356)      1,614,467
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Segment liabilities (by physical location)           750,873      134,505     40,712         -          (92,501)        833,589
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Acquisition of property, plant and equipment
  and intangibles (by physical location)              80,512        3,250       -            -             -             83,762
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Depreciation and amortisation of segment
  assets (by physical location)                       24,680        1,817       -            -             -             26,497
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Other non-cash expenses (by location of assets)        1,602          189       -            -             -              1,791
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Investments in associates/other investees
  accounted for by the equity method
  (by location of assets)                              8,396         -       225,180         -             -            233,576
                                                 -----------   ----------  ---------  -----------  ------------   -------------

31 DECEMBER 2001
REVENUE (BY LOCATION OF CUSTOMER)
Sales to external customers                          357,556      323,453     56,412       20,187          -            757,608
Inter-segment sales                                      701      212,605     12,890         -         (226,196)           -
                                                 -----------   ----------  ---------  -----------  ------------   -------------
Total sales revenue                                  358,257      536,058     69,302       20,187      (226,196)        757,608
Share of net profits of associates and
joint venture partnerships                               464         -         1,821         -             -              2,285
Other revenue                                         10,616        2,151      1,002         -             -             13,769
                                                 -----------   ----------  ---------  -----------  ------------   -------------
TOTAL SEGMENT REVENUE                                369,337      538,209     72,125       20,187      (226,196)        773,662
                                                 -----------   ----------  ---------  -----------  ------------   -------------

SEGMENT RESULT (BY LOCATION OF CUSTOMER)
Profit from ordinary activities before
  interest and tax                                    46,794       71,589      5,282        1,776        (1,193)        124,248
Borrowing costs                                      (10,324)      (7,629)    (3,412)      (1,025)         -            (22,390)
                                                 -----------   ----------  ---------  -----------  ------------   -------------
PROFIT FROM ORDINARY ACTIVITIES BEFORE TAX            36,470       63,960      1,870          751        (1,193)        101,858
                                                 -----------   ----------  ---------  -----------  ------------

Income tax expense                                                                                                      (29,699)
                                                                                                                  -------------
NET PROFIT                                                                                                               72,159
                                                                                                                  =============

Segment assets (by physical location)              1,117,526      156,617    226,508         -          (79,911)      1,420,740
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Segment liabilities (by physical location)           533,935      101,160    169,718         -          (56,544)        748,269
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Acquisition of property, plant and equipment
  and intangibles (by physical location)              76,147       11,312        237         -             -             87,696
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Depreciation and amortisation of segment
  assets (by physical location)                       21,945        1,319        149         -             -             23,413
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Other non-cash expenses (by location
  of assets)                                           1,139          180       -            -             -              1,319
                                                 -----------   ----------  ---------  -----------  ------------   -------------

Investments in associates/other investees
  accounted for by the equity method
  (by location of assets)                              8,332         -       223,166         -             -            231,498
                                                 -----------   ----------  ---------  -----------  ------------   -------------

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 35.  EARNINGS PER SHARE

                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
Basic earnings per share                                                               48.2 cents     45.5 cents

Diluted earnings per share                                                             47.7 cents     44.7 cents

Weighted average number of shares used as the denominator:
Weighted average number of ordinary shares used as the
  denominator in calculating basic earnings per share                                 175,087,735    158,622,020

Weighted average number of ordinary shares and potential
  ordinary shares used as the denominator in calculating
  diluted earnings per share                                                          176,993,717    161,673,629

In  2002, 2,552,350 (2001:2,545,300) $10.13  options  (see  Note 22(b)(v))  were excluded from the diluted earnings per share calculation as the exercise price of these options did not exceed the average market price.

NOTE 36.  FINANCIAL INSTRUMENTS

Derivative financial instruments are used by the economic entity to hedge against risks arising from changes in foreign exchange rates and interest rates. Instruments used include forward foreign exchange contracts, interest rate swaps, forward rate agreements and options. The economic entity does not undertake speculative trading in these instruments. All derivative transactions are undertaken to hedge the risks relating to existing or expected physical positions. Consequently, any gain or loss under derivative transactions arising as a result of foreign currency or interest rate movement is recognised when the underlying physical transaction occurs.

FOREIGN EXCHANGE RISK

The economic entity enters into foreign exchange contracts to hedge the exchange rate risk on expected future receivables and payables denominated in foreign currencies.

The economic entity is a substantial exporter and distributor of wines into world markets and is expecting significant growth in its international business in the future, as product availability expands and world markets develop. One of the key determinants of market growth is the ability to provide quality product at appropriate prices in each market with certainty as to both supply and price over time. Accordingly, the economic entity has established a board-approved risk management policy for the identification, management and reporting of exposure to foreign currency exchange rate transactions.

The principal purposes of the foreign currency hedging activities are to minimise the volatility of the profit and cash flows arising from changes in exchange rates, to protect the entity from adverse exchange rate shock, to avoid positions which may threaten market competitiveness and to protect the entity's viability. The policy outlines maximum and minimum proportions of expected future transactions that may be covered in any period and limits the maximum forward cover to 63 months.

The amounts of anticipated future foreign currency sales and purchases are forecast taking into account market conditions, commitments from customers and experience. Hedging is only effected after considering the level of currency exposures, historical exchange rates, financial market volatility and expected future currency rate movements.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 36.  FINANCIAL INSTRUMENTS (CONTINUED)

FOREIGN EXCHANGE RISK (CONTINUED)

The following table sets out the gross value to be received or paid under foreign currency derivative contracts at 31 December 2002, based on the contract forward rates or in the case of options the strike rates, within the maturity bands for the settlement dates of the contracts:

                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
EXPORTS
Sell English pounds (GBP)/buy Australian dollars (AUD):
 0 - 12 months                                                                            163,470        150,493
13 - 24 months                                                                            143,199        158,781
25 - 36 months                                                                            134,746        132,022
37 - 48 months                                                                             75,289        112,393
49 - 63 months                                                                             11,177         49,726
                                                                                      -----------    -----------
                                                                                          527,881        603,415
                                                                                      -----------    -----------
Sell American dollars (USD)/buy AUD:
 0 - 12 months                                                                             54,708         59,463
13 - 24 months                                                                             70,650         69,499
25 - 36 months                                                                             63,599         85,027
37 - 48 months                                                                             37,009         83,957
49 - 63 months                                                                             24,707         20,538
                                                                                        ---------      ---------
                                                                                          250,673        318,484
                                                                                        ---------      ---------
Sell Canadian dollars (CAD)/buy AUD:
 0 - 12 months                                                                             14,744         18,114
13 - 24 months                                                                             16,019         14,850
25 - 36 months                                                                             12,077         16,019
37 - 48 months                                                                              6,439         12,077
49 - 63 months                                                                              1,880          3,932
                                                                                        ---------      ---------
                                                                                           51,159         64,992
                                                                                        ---------      ---------
Sell New Zealand dollar (NZD)/buy AUD:
 0 - 12 months                                                                              9,000         10,002
13 - 24 months                                                                              9,019          7,718
25 - 36 months                                                                              8,183          4,468
37 - 48 months                                                                              5,772          3,215
49 - 63 months                                                                              1,660            804
                                                                                        ---------      ---------
                                                                                           33,634         26,207
                                                                                        ---------      ---------
Sell Euro dollars (EUR)/buy AUD:
 0 - 12 months                                                                             41,826         18,222
13 - 24 months                                                                             41,451         17,376
25 - 36 months                                                                             38,994         14,470
37 - 48 months                                                                             26,605         12,013
49 - 63 months                                                                             11,049          6,566
                                                                                        ---------      ---------
                                                                                          159,925         68,647
                                                                                        ---------      ---------
Sell CAD, USD and GBP/buy NZD:
 0 - 12 months                                                                             12,356          8,751
13 - 24 months                                                                              8,940          5,515
25 - 36 months                                                                              3,768          1,720
                                                                                        ---------      ---------
                                                                                           25,064         15,986
                                                                                        ---------      ---------
Sell other currencies/buy AUD:
 0 - 12 months                                                                               -              -
                                                                                        ---------      ---------
Total exports                                                                           1,048,336      1,097,731
                                                                                        =========      =========
IMPORTS
Sell AUD/buy other currencies:
 0 - 12 months                                                                                297           -
                                                                                        ---------      ---------
Sell NZD/buy AUD:
 0 - 12 months                                                                              -                336
                                                                                        ---------      ---------
Total imports                                                                                 297            336
                                                                                        =========      =========
FINANCING
Sell American dollars (USD)/buy AUD:
49 - 63 months                                                                            132,375           -
                                                                                        =========      =========

NOTES TO THE FINANCIAL STATEMENT
--------------------------------

NOTE 36.  FINANCIAL INSTRUMENTS (CONTINUED)

FOREIGN EXCHANGE RISK (CONTINUED)

The effective exchange rates of the contracts have not been disclosed because the information is commercially sensitive. In any event, the actual settlement rates on certain option contracts cannot be determined with any accuracy until the date of settlement or some other future time or as a result of some other future event.

Where the contracts are hedging expected future sales or purchases, any gains or losses arising on the contracts, together with the costs of the contracts, will be recognised in the financial statements at the time the underlying transactions occur. The net unrecognised loss on these contracts, on a mark-to-market basis, at 31 December 2002 was $41,372,779 (2001: loss $67,447,000).

INTEREST RATE RISK

The economic entity uses interest rate contracts to hedge against movements in interest rates on its short term and long term debt. The key purpose of interest rate hedging activities is to minimise the volatility of the economic entity's profit and net cash flows arising from changes in interest rates. The terms of the interest rate contracts are intended to match the maturity profile of the underlying debt.

The economic entity uses swaps, forward rate agreements and options to hedge its exposure. It operates under a board-approved risk management policy that allows it to cover certain percentages of its exposure out to 48 months. In addition, specific interest rate cover has been taken for amounts with maturities ranging up to 8 years. Hedging is only effected after taking into account expected debt, financial market volatility, historical rates and alternative methods of funding.

As these interest rate contracts are hedging expected debt, any unrealised gains and losses on the contracts, together with the costs of the contracts, will be recognised in the financial statements at the time the underlying transactions occur. The net unrecognised loss on these contracts, on a mark-to-market basis, as at 31 December 2002 was $11,997,999 (2001: loss $3,985,788).

The economic entity's exposure to interest rate risk and the effective average interest rate for classes of financial assets and financial liabilities by period in which they are contracted to mature or be repriced is set out below:


                                                                   FIXED INTEREST MATURING IN:
                                                              -------------------------------------
2002                                              FLOATING                                                NON
                                                  INTEREST      1 YEAR     OVER 1 YEAR      OVER        INTEREST
                                                    RATE       OR LESS      TO 5 YEARS     5 YEARS       BEARING      TOTAL
                                          NOTES    $'000        $'000         $'000         $'000        $'000        $'000
                                          -----   --------    ---------    -----------    ---------    ----------   ---------
FINANCIAL ASSETS
Cash assets                                   7     43,553         -              -            -             -         43,553
Receivables                                   8       -            -              -            -          225,637     225,637
Other financial assets - investments         12       -            -              -            -           26,452      26,452
                                                  --------    ---------    -----------    ---------    ----------   ---------
                                                    43,553         -              -            -          252,089     295,642
                                                  --------    ---------    -----------    ---------    ----------   ---------
Weighted average interest rate (pa)                   3.73%        -              -            -             -
                                                  --------    ---------    -----------    ---------    ----------

FINANCIAL LIABILITIES
Trade and other creditors                    17       -            -              -            -          150,460     150,460
Commercial bills                             18       -         282,285        217,539       45,000          -        544,824
Bank advances                                18       -          38,509         15,584         -             -         54,093
Other loans                                  18       -           7,980           -            -             -          7,980
                                                  --------    ---------    -----------    ---------    ----------   ---------
                                                      -         328,774        233,123       45,000       150,460     757,357
                                                  --------    ---------    -----------    ---------    ----------   ---------
Weighted average interest rate (pa)                   -            4.92%          6.09%        6.27%         -
                                                  --------    ---------    -----------    ---------    ----------

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 36.  FINANCIAL INSTRUMENTS (CONTINUED)


                                                                   FIXED INTEREST MATURING IN:
                                                              -------------------------------------
2001                                              FLOATING                                                NON
                                                  INTEREST      1 YEAR     OVER 1 YEAR      OVER        INTEREST
                                                    RATE       OR LESS      TO 5 YEARS     5 YEARS       BEARING      TOTAL
                                          NOTES    $'000        $'000         $'000         $'000        $'000        $'000
                                          -----   --------    ---------    -----------    ---------    ----------   ---------
FINANCIAL ASSETS
Cash assets                                   7     39,665         -              -            -             -         39,665
Receivables                                   8       -            -              -            -          225,585     225,585
Other financial assets - investments         12       -            -              -            -           26,194      26,194
                                                  --------    ---------    -----------    ---------    ----------   ---------
                                                    39,665         -              -            -          251,779     291,444
                                                  --------    ---------    -----------    ---------    ----------   ---------
Weighted average interest rate (pa)                   3.52%        -              -            -             -
                                                  --------    ---------    -----------    ---------    ----------

FINANCIAL LIABILITIES
Trade and other creditors                    17       -            -              -            -          169,500     169,500
Commercial bills                             18       -         157,042         55,000       90,000          -        302,042
Bank advances                                18       -         177,943          8,530         -             -        186,473
Other loans                                  18       -           6,721           -            -             -          6,721
Lease liabilities                            18       -              56           -            -             -             56
                                                  --------    ---------    -----------    ---------    ----------   ---------
                                                      -         341,762         63,530       90,000       169,500     664,792
                                                  --------    ---------    -----------    ---------    ----------   ---------
Weighted average interest rate (pa)                   -            4.57%          6.12%        6.22%         -
                                                  --------    ---------    -----------    ---------    ----------   ---------

CREDIT RISK EXPOSURES

On-balance sheet financial instruments:
--------------------------------------
The credit risk on financial assets, excluding investments, of the economic entity which have been recognised on the statement of financial position, is the carrying amount, net of any provision for doubtful debts.

The economic entity minimises concentration of credit risk by undertaking transactions with a large number of customers in various countries. The parent entity also takes out insurance on certain overseas debts to reduce its credit risk.

Off-balance sheet financial instruments:
------------------------------------------
The economic entity operates under a risk management policy which determines the levels of hedging, the types of financial instruments that can be used, the authorisation limits and counterparty risk. The results of hedging are monitored to maintain financial control over the application of the policy.

There was no material counterparty risk exposure to the economic entity at 31 December 2002 or 2001.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 36.  FINANCIAL INSTRUMENTS (CONTINUED)

NET FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

Net fair values of financial assets and liabilities are determined by the economic entity on the following bases:

On-balance sheet:
----------------
The net fair value of cash and cash equivalents, non-interest bearing monetary financial assets and liabilities and other financial assets and liabilities approximates their carrying value. Unlisted equity investments have been assessed based on the underlying net assets and future maintainable earnings.

Off-balance sheet:
-----------------
The valuation of off-balance sheet financial instruments reflects the estimated amounts which the economic entity would have to pay or receive to terminate the contracts (net of transaction costs) or replace the contracts at their current market rates as at reporting date. This is based on independent market quotations and determined using standard valuation techniques.

NET FAIR VALUES

Financial assets and liabilities included in current and non-current assets and liabilities in the statement of financial position are carried at amounts that approximate net fair value.

NOTE 37.  SIGNIFICANT EVENT OCCURRING AFTER REPORTING DATE

On 17 January 2003, BRL Hardy Limited ("BRL" or "the Company") and Constellation Brands, Inc. ("Constellation") announced that they had entered into an
Implementation Deed ("ID") to merge the respective businesses through two schemes of arrangement pursuant to Part 5.1 of the Corporations Act 2001.

Under the merger proposal:

- a wholly owned subsidiary of Constellation will acquire all of the shares in BRL by way of the scheme of arrangement ("Share Scheme"); and
- all of the options over shares in BRL ("Options") granted pursuant to the BRL Hardy Option Plan ("Option Plan") will be cancelled by way of scheme of arrangement ("Option Scheme").

Pursuant to the Share Scheme, the consideration offered to the shareholders in BRL ("BRL Shareholders") for each BRL share held is either:

-     cash of $10.50 per share; or
-     Constellation shares; or
-     any combination of cash and Constellation shares.

Pursuant to the Option Scheme, the consideration offered to BRL optionholders ("Optionholders") for each option is:

- the cash amount equal to the difference between $10.50 and the exercise price of the Options; and
-     an additional cash amount of $0.12 for Options on issue as at 19 September
      2001.

The Share Scheme and the Option Scheme were both approved by the requisite majorities of BRL Shareholders and Optionholders at general meetings held on 20 March 2003 and final approval was granted by the Supreme Court of South Australia on 27 March 2003, which is the effective date for both schemes, on which date trading in BRL shares ceased on the Australian Stock Exchange (ASX). BRL has become a wholly owned subsidiary of Constellation and will be delisted from the ASX after the schemes have been implemented according to their terms.

     The financial effects of the above transaction have not been brought to account at 31 December 2002, as it related to an event occurring after reporting date which does not relate to conditions existing at 31 December 2002.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 38.  RECONCILIATIONS TO U.S. GAAP

BRL Hardy Limited prepares its consolidated financial statements in accordance with generally accepted accounting principles in Australia ("A GAAP"). A GAAP differs in certain material respects from generally accepted accounting principles in the United States ("U.S. GAAP"), as they relate to the Company. These differences and the effect of the adjustments necessary to present BRL Hardy Limited's consolidated net profit attributable to members, shareholders' equity and cash flows in accordance with U.S. GAAP as at 31 December 2002 and 2001 and for the years then ended, are detailed below.

                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------
(i) NET PROFIT ATTRIBUTABLE TO MEMBERS
Net profit attributable to members in accordance
  with A GAAP                                                                              84,338         72,212
                                                                                      -----------    -----------

U.S. GAAP adjustments:

  (a) Superannuation                                                                        1,272           (204)
  (b) Stock compensation                                                                     (311)        (3,023)
  (c) Insurance receivable                                                                 (9,148)          -
  (d) Capitalisation of borrowing costs to inventory                                       (3,918)        (2,012)
  (e) Grape vines and inventory                                                              (507)        (2,346)
  (f) Goodwill                                                                                708           -
  (g) Revenue recognition                                                                    (444)          -
  (h) Purchase accounting for Nobilo                                                         -            (1,141)
  (i) Derivative instruments                                                               16,811        (28,471)
  (i) Hedge of net investments - FRPS mark to market                                       (3,518)          -
  (j) Investment in GSI Holdings                                                           (1,897)        (1,298)
  (k) Deferred income taxes                                                                  (610)          (936)
  (k) Tax impact of U.S. GAAP adjustments                                                     405         10,642
                                                                                      -----------    -----------
Total U.S. GAAP adjustments to net profit
  attributable to members                                                                  (1,157)       (28,789)
                                                                                      -----------    -----------

Net profit attributable to members in accordance
  with U.S. GAAP                                                                           83,181         43,423
                                                                                      ===========    ===========

                                                                                              CONSOLIDATED
                                                                                          2002           2001
                                                                                             $              $
                                                                                      -----------    -----------
EARNINGS PER SHARE

Basic net profit attributable to members per share in accordance with U.S. GAAP             $0.48          $0.28
                                                                                      ===========    ===========

Diluted net profit attributable to members per share in accordance with U.S. GAAP           $0.48          $0.28
                                                                                      ===========    ===========

Basic weighted average number of shares outstanding                                   171,774,892    154,648,864
Diluted weighted average number of shares outstanding                                 173,680,874    157,700,473

NOTE TO THE FINANCIAL STATEMENTS
--------------------------------

NOTE 38.  RECONCILIATIONS TO U.S. GAAP (CONTINUED)


(ii)  SHAREHOLDERS' EQUITY
                                                                                             CONSOLIDATED
                                                                                          2002           2001
                                                                                         $'000          $'000
                                                                                      -----------    -----------

Shareholders' equity in accordance with A GAAP                                            780,878        672,471
                                                                                      -----------    -----------

U.S. GAAP adjustments:

  (a) Superannuation                                                                        3,576          2,304
  (c) Insurance receivable                                                                 (9,148)          -
  (d) Capitalisation of borrowing costs to inventory                                      (14,241)       (10,323)
  (e) Grape vines                                                                          (5,602)        (4,532)
  (e) Inventory                                                                            (3,116)        (3,679)
  (f) Goodwill                                                                                708           -
  (g) Revenue recognition                                                                    (444)          -
  (h) Purchase accounting for Nobilo                                                         (970)          (970)
  (i) Derivative instruments                                                              (53,439)       (70,838)
  (i) Hedge of net investments - FRPS mark to market                                       (1,520)          -
  (j) Investment in GSI Holdings                                                          (22,380)       (24,370)
  (k) Deferred income taxes                                                                (7,087)        (6,477)
  (k) Tax impact of U.S. GAAP adjustments C/F                                              26,529         26,384
  (l) Revaluation of property, plant and equipment                                        (16,595)       (16,818)
  (m) Minority interest                                                                    (1,056)        (1,232)
  (n) Dividends                                                                              -            19,000
                                                                                      -----------    -----------
Total U.S. GAAP adjustments to
  shareholders' equity                                                                   (104,785)       (91,551)
                                                                                      ------------   -----------
Shareholders' equity in accordance
  with U.S. GAAP                                                                           676,093       580,920
                                                                                      ============   ===========

(iii) CHANGES IN U.S. GAAP SHAREHOLDERS' EQUITY

Shareholders' equity at the beginning of the year                                          580,920       395,109

Net profit attributable to members                                                          83,181        43,423

Other comprehensive income:

      Movement in foreign currency translation                                                 295           896
  (i) Hedge of net investments - reversal of amounts
        in foreign currency translation                                                      1,998          -
  (i) SFAS 133 transition liability, net of tax                                               -           (2,492)
  (i) Current period movement in transition liability, net of tax                              412           525
                                                                                      ------------   -----------
Total comprehensive income                                                                  85,886        42,352
                                                                                      ------------   -----------
  (b) Additional paid in capital - employee
        stock compensation                                                                     311         3,023
  (j) (Purchase)/Sale of BRL shares by the IWIF                                              3,205        (3,139)
      Issuance of shares for cash (change in issued share capital)                          41,665       172,259
      Dividends                                                                            (35,894)      (28,684)
                                                                                      ------------   -----------
Shareholders' equity at the end of the year                                                676,093       580,920
                                                                                      ============   ===========

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 38.  RECONCILIATIONS TO U.S. GAAP (CONTINUED)

(a)  Superannuation

The Company recognises defined benefit superannuation expense on an accrual basis in accordance with actuarial recommendations.

Under U.S. GAAP, SFAS 87 "Employers' Accounting for Pensions" requires superannuation expense to be recognised on an accrual basis over the service period of the employees. Superannuation expense is determined using actuarial assumptions and includes service costs, interest costs and expected return on plan assets. The difference between the cumulative expense recognised in prior periods and the contributions made by the Company is reflected as either a prepaid asset or liability in the statement of financial position. For the purpose of preparing these statements, the Company adopted the provisions of SFAS 87 effective 1 January 2000, the beginning of the first period for which U.S. GAAP financial information has been presented. It was not feasible for the Company to adopt SFAS 87 at 1 January 1989, the standard's effective date for the Company. On 1 January 2000, the Company recognised a transition asset of $2.3 million and a deferred tax liability of $0.7 million with corresponding adjustments to shareholders' equity. The remaining unrecognised transition asset will be recognised during the next four years. The reconciliations include adjustments to reflect the prepaid pension asset, to recognise pension benefits (expense) in the statement of financial performance in accordance with U.S. GAAP offset by the reversal of the pension expense of $3.6 million and $1.9 million recorded under A GAAP in 2002 and 2001 respectively.

(b)  Stock compensation

The Company grants options to permanent employees, executive directors and employees of associates under the BRL Hardy Option Plan. The options vest upon grant and are exercisable three years after grant if the weighted average market price of an ordinary share increases by 10% over the exercise price of the option.

In 2001 the Company granted ordinary shareholders and option holders renounceable rights on a one for ten basis to purchase additional shares at $9.30 per new share. The rights granted to the option holders become exercisable if the preconditions for the exercise of the related options have been met.

Under A GAAP, no compensation costs are recognised in the financial statements for shares and options granted to employees.

The Company has elected to account for the plan in accordance with APB 25 "Accounting for Stock Issued to Employees" (APB 25) for U.S. GAAP purposes. Under APB 25, options granted under the plan are considered variable until the weighted average market price increases by 10% over the exercise price, at which time the compensation element becomes fixed. For variable plans compensation expense is recognised as the difference between the market price of an ordinary share and the exercise price of the option over the vesting period. Under U.S. GAAP, compensation expense is also recognised for the renounceable rights granted to employees, in a similar manner to that described above. The reconciliations include adjustments to recognise compensation cost under U.S. GAAP and the corresponding increase to paid in capital.

(c)  Insurance Receivable

In 2002 the Company recognised an insurance receivable for loss of inventory and related costs resulting from faulty taps provided by a third party vendor. Under A GAAP, a receivable is recorded when recovery is considered more likely than less likely to be received. Under U.S. GAAP, an insurance receivable for losses incurred is recognised in the statement of financial performance only when realisation of the claim is deemed likely to be received. Insurance receivables for losses not yet recognised in the consolidated financial statements are recognised when received. The reconciliation includes adjustments to reverse the insurance receivables and income recognised under A GAAP in 2002.

(d)  Capitalisation of borrowing costs to inventory

The Company capitalises interest costs to wine stocks that take greater than twelve months to be prepared for sale in accordance with the requirements of AASB 1036 "Borrowing Costs".

Under U.S. GAAP, interest costs are not capitalised to inventory unless the inventory is constructed or produced as a discrete project for which costs are separately accumulated and where construction of the asset takes considerable time and entails substantial expenditures. The preparation and ageing process for wine stocks does not meet this criteria. The reconciliations include adjustments to remove the amount of interest capitalised to inventory and to reverse the net impact to profits.

(e)  Grape vines and inventory

Effective 1 January 2000 the Company changed its accounting policy for grape vines from historical cost to net market value in accordance with AASB 1037 "Self-Generating and Regenerating Assets". Any change in market value is recognised in the statement of financial performance. At harvest the fruit is transferred to inventory at net market value.

Under U.S. GAAP, grape vines and inventory are recorded at acquisition or production cost. The reconciliations include adjustments to reverse the cumulative effect of the adoption of AASB 1037 in 2000; to restore the historical carrying value of the assets; to reverse the mark-to-market impacts on the statement of financial performance; and to include depreciation of the grape vines.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 38.  RECONCILIATIONS TO U.S. GAAP (CONTINUED)

(f)  Goodwill amortisation

Under A GAAP, goodwill is amortised on a straight line basis over the period of time during which benefits are expected to arise but no longer than twenty years.

Under U.S. GAAP, the Company would have been required to cease amortising goodwill effective 1 January 2002 as goodwill is no longer amortised but is reviewed annually for impairment in accordance with the requirements of SFAS No. 142 "Goodwill and Other Intangible Assets". The Company's assessment of the carrying value of goodwill did not indicate an impairment in its carrying value. The reconciliations include an adjustment to reverse the amortisation expense recognized under A GAAP in 2002.

(g)  Revenue recognition

The Company recognises revenue for domestic sales upon despatch to the customer.

Under U.S. GAAP, SAB 101 "Revenue Recognition in Financial Statements" revenue cannot be recognised until legal title and the risks and rewards of ownership have been transferred. The reconciliations include adjustments to reverse the revenue recognised under A GAAP; to reverse the corresponding trade debtors; to restore inventory; and to reverse the cost of sales.

In the normal course of business the Company provides customers with volume and quantity discounts, retail display allowances and cooperative advertising allowances. The cost of these programs are recognised in selling, distribution and marketing expenses in the statement of financial performance.

Under U.S. GAAP and in accordance with EITF 01-09 "Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor's Products)" these expenditures have been reclassified as a reduction of revenue. In applying EITF 01-09 the Company's total revenues for the years ended 31 December 2002 and 2001 would be reduced by $88.9 million and $56.8 million, respectively, with corresponding decreases to selling, distribution and marketing expenses. This difference in treatment does not impact net profit attributable to members or shareholders' equity.

(h)  Purchase accounting for Nobilo

During 2000, the Company purchased in several stages the remaining 75% interest in Nobilo Wine Group Limited for $4.6 million and 4.1 million BRL Hardy shares. Under A GAAP, the fair value of the 4.1 million shares issued as purchase consideration was determined at each share exchange date. The costs of the acquisition are allocated to the assets and liabilities acquired, including inventory, using the purchase method and measured at their estimated fair values. A GAAP is not prescriptive in the method used to determine the fair values of individual assets and liabilities acquired.

Under U.S. GAAP, the fair value of securities issued for purchase consideration is equal to the market price of the shares a few days before and after the date the terms of the acquisition are agreed to and announced. The purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. APB 16 "Business Combinations" provides that the fair value of finished goods inventory is calculated as the estimated selling price less the sum of costs of disposal and a reasonable profit allowance for the selling effort of the acquiring entity. The fair value of work in process inventory is calculated as the estimated selling price of finished goods less the sum of costs to complete, costs of disposal, and a reasonable profit allowance for the completing and selling effort of the acquiring entity based on profit for similar finished goods.

The reconciliations include adjustments to reflect the increased purchase cost under U.S. GAAP, resulting from the difference in the method used in determining the fair value of the shares issued, the difference in the fair value of the inventory acquired and the recognition of derivative contracts at fair value, net of goodwill amortisation.

(i)  Derivative instruments

The Company enters into forward foreign exchange contracts and options to hedge the exchange rate risk on foreign currency receivables and payables and on anticipated foreign currency sales and purchases. Gains and losses on forward foreign exchange contracts that qualify for hedge accounting are accounted for on the same basis as the underlying physical exposures being hedged. Foreign currency receivables and payables that are hedged under forward foreign exchange contracts are translated at the end of the reporting period at the exchange rate fixed in the hedge contract.

Gains or losses on foreign currency receivables and payables are recognised currently in the statement of financial performance. Gains or losses arising on forward foreign exchange options and contracts intended as hedges of anticipated transactions are deferred and recognised when the underlying transactions occur. As at 31 December 2002, the Company recognised on the statement of financial position for the first time, deferred gains and losses arising from forward foreign exchange options and contracts intended as hedges of anticipated transactions as a net asset or liability with a corresponding equal and opposite net asset or liability in accordance with AASB 1012 "Foreign Currency Translation".

The Company enters into interest rate contracts, swaps and options to hedge against movements in interest rates and to minimise the volatility of the Company's profit and net cash flows arising from changes in interest rates. The terms of the interest rate contracts are intended to match the maturity profile of the underlying debt.

The cash flows required under interest rate swaps are settled on a net basis and either recognised in the statement of financial performance as interest expense as they occur or included in the carrying amount of assets through capitalisation of borrowing costs.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 38.  RECONCILIATIONS TO U.S. GAAP (CONTINUED)

(i)  Derivative instruments (continued)

Effective 1 January 2001, the Company adopted SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities", as amended. SFAS No. 133 requires derivatives to be recorded at their fair value as either an asset or liability in the statement of financial position. Gains or losses on derivatives which qualify and are effective as cash flow hedges are accumulated in equity as other comprehensive income and are recognised in the statement of financial performance when the hedged transaction occurs. Gains or losses on non-qualifying derivatives are recognised in the statement of financial performance immediately. Gains or losses on fair value hedges and on the underlying item being hedged are also recorded in the statement of financial performance. Although SFAS No. 133 permits hedge accounting for hedges of forecasted transactions, the Company had not met the restrictive documentation, designation and effectiveness assessments required under SFAS No. 133. As a result, the derivative contracts used to hedge forecasted transactions continue to be marked to market through the statement of financial performance.

The Company did not meet the restrictive documentation, designation and effectiveness assessments required under SFAS No. 133 for its interest rate contracts. As a result, upon adoption of SFAS 133, a transition adjustment equal to the fair value of the interest rate contracts was recorded in shareholders' equity. Subsequent movements in the fair value of the interest rate contracts are recognised in the statement of financial performance. The transition adjustment is reclassified from shareholders' equity to the statement of financial performance over the life of the contracts existing at transition.

The application of U.S. GAAP, results in the recording on the statement of financial position of liabilities of $56.5 million and $70.8 million as at 31 December 2002 and 2001, respectively, and assets of $3.0 million and nil as at 31 December 2002 and 2001, respectively. In reconciling to U.S. GAAP, the net liability in relation to deferred losses and the corresponding equal and opposite asset arising on forward foreign exchange options and contracts intended as hedges of anticipated transactions recognised on the statement of financial position under A GAAP of $22.0 million and $66.4 million as at 31
December 2002 and 2001, respectively, would have been reversed, with no net impact in reconciling to U.S. GAAP net profit or shareholders equity.

During June 2002, the Company entered into a foreign currency derivative to hedge its investment in a foreign subsidiary. At the inception of the hedge, the Company did not meet the restrictive designation and effectiveness requirements of SFAS No. 133. The reconciliations include adjustments to recognise the derivative instrument at fair value and to reverse the amounts recognised in the currency translation reserve and earnings under A GAAP.

(j)  Investment in GSI Holdings

The Company has recorded its investment in 100% of the preference shares in GSI Holdings at historical cost. Dividend income is recognised when declared.

Under U.S. GAAP, the assets and liabilities of GSI Holdings would be consolidated as the ordinary shareholder has not made a substantive capital investment and substantially all the risks and rewards of ownership are retained by the Company. In addition, GSI Holdings' significant asset, consisting of an approximate 17.9% interest in the International Wine Investment Fund, would be accounted for using the equity method. As at 31 December 2002 and 2001, the International Wine Investment Fund held approximately 10.4% and 11.6%, respectively, of the outstanding ordinary shares of the Company.

Under U.S. GAAP, the cross shareholding would be treated as treasury stock and recorded in shareholders' equity. Corresponding adjustments would also be made to dividends paid and the weighted average number of shares outstanding. The U.S. GAAP reconciliations include adjustments to record the cross shareholding as treasury stock; to account for the interest in the International Wine Investment Fund using the equity method; to reverse the dividend income recognised under A GAAP for dividends received from GSI Holdings; to increase the carrying value of the equity investment in the International Wine Investment Fund for dividends paid on Company shares; and to record the purchase or sale of additional shares by the International Wine Investment Fund as equity transactions. The treasury stock method decreases the basic and diluted weighted average number of shares outstanding for earnings per share purposes by 3,312,843 shares in 2002 and 3,973,156 shares in 2001.

(k)  Deferred income taxes

The Company recognises deferred income taxes using the liability method of tax-effect accounting, adjusting for permanent differences. Tax loss carry forwards are recognised when realisation is virtually certain. Certain deferred tax liabilities which do not reverse for many years are discounted and recognised at net present value.

Under U.S. GAAP, SFAS 109 "Accounting for Income Taxes" requires the recognition of deferred tax assets and liabilities for temporary differences between book and tax balances and the recognition of deferred tax assets for tax loss carry forwards and credits if realisation is more likely than not. Discounting of deferred tax assets or liabilities is not permitted. Deferred tax assets and liabilities are adjusted for changes in tax rates in the period of enactment.

The U.S. GAAP reconciliations include adjustments to reverse the impact of discounting; to recognise as temporary differences certain adjustments classified as permanent under A GAAP; and to recognise the change in tax rates in the period of enactment.

In addition, the U.S. GAAP reconciliations include adjustments to reflect the SFAS 109 tax impact of the U.S. GAAP differences.

NOTES TO THE FINANCIAL STATEMENTS
---------------------------------

NOTE 38.  RECONCILIATIONS TO U.S. GAAP (CONTINUED)

(l)  Revaluation of property, plant and equipment

The Company periodically revalued land and buildings to the directors' valuation based on independent valuers' estimates of fair value in accordance with AASB 1041 "Revaluation of Non-Current Assets" which permits use of either the cost basis or the fair value basis to measure non-current assets. Under U.S. GAAP, property, plant and equipment are recorded at acquisition cost. Revaluations are not permitted. The reconciliations include adjustments to remove the effects of the revaluations including the increased value of the assets and the adjustments recognised through retained profits for the change in accounting principle. The impact of the revaluations on depreciation expense and on gains (losses) from disposal are not significant (the revaluations relate to land) and have not been adjusted.

(m)  Minority interest

Under A GAAP, outside interests in controlled entities are recorded as a component of shareholders' equity. Under U.S. GAAP, outside interests in controlled entities are recorded outside of shareholders' equity.

(n)  Dividends

Effective 1 January 2002, the Company recorded dividends in the period declared in accordance with the requirements of AASB 1044 "Provisions, Contingent Assets and Contingent Liabilities". This is consistent with U.S. GAAP. Prior to 1 January 2002, the Company provided for dividends expected to be declared by the directors post year-end and deducted the amount from shareholders' equity at the end of the relevant accounting period. The reconciliations include adjustments to reverse the provision for dividends expected to be declared as at 31 December 2001.

(o)  Equipment leases

The Company entered into certain sale-leaseback transactions with a financial institution beginning in 1998. Under A GAAP, the equipment was removed from the balance sheet and the leasebacks accounted for as operating leases. No gains or losses were recognised on the sales.

Under U.S. GAAP, the transactions do not qualify for sale-leaseback accounting because of continuing involvement by the lessee; specifically, the leases provide the Company with an option to repurchase the property at the end of the lease term. Under U.S. GAAP, the arrangement is accounted for as a financing lease. Accordingly, in reconciling to U.S. GAAP, the Company would recognise equipment of $28.6 million and $30.4 million as at 31 December 2002 and 2001, respectively, and liabilities of $27.0 million and $29.2 million as at 31 December 2002 and 2001, respectively. The difference in treatment does not result in a material adjustment to profit.


(p)  Statement of cash flows

Under both Australian and US GAAP, a statement of cash flows is presented, which discloses cash flows from operating, investing and financing activities. Under US GAAP, bank overdrafts would be reflected as a financing activity.

Presented below is summarised cash flow information in accordance with US GAAP for the years ended 31 December 2002, 2001.


CASH FLOWS IN ACCORDANCE WITH US GAAP
                                                   YEAR ENDED 31 DECEMBER
                                                      2002          2001
                                                     $'000         $'000
                                                   --------      --------
Cash flows (used in) from operating activities      (45,147)       21,842
Cash flows used in investing activities             (83,084)     (306,260)
Cash flows from financing activities                132,045       303,817
Exchange rate adjustment on beginning cash               74           480
                                                   --------     ---------
Net increase (decrease) in cash                       3,888        19,879
Opening cash                                         39,665        19,786
                                                   --------     ---------
Closing cash                                         43,553        39,665
                                                   ========     =========

DIRECTORS' DECLARATION
----------------------

The  directors  declare  that  the  financial  statements  and  notes  1  to 37:

(a) comply with the Corporations Act 2001, Australian Accounting Standards and other mandatory professional reporting requirements; and

(b) give a true and fair view of the financial position as at 31 December 2002 and 31 December 2001 of BRL Hardy Limited and the consolidated entity and of their performance, for the two years ended on 31 December 2002 and 31 December 2001.

In the directors' opinion, there are reasonable grounds to believe that BRL Hardy Limited will be able to pay its debts when they become due and payable.


This  declaration  is  made  in  accordance  with a resolution of the directors.



/s/ Stephen Millar                                 /s/ Angus Kennedy

Stephen Millar                                     Angus Kennedy
Director                                           Director


Reynella
As at 6 March 2003 (except for Note 37 for which the date is 23 April 2003)

REPORT OF INDEPENDENT ACCOUNTANTS


To the members of BRL Hardy Limited

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of financial performance and statements of cash flows present fairly, in all material respects, the financial position of BRL Hardy Limited and its controlled entities (the "Company") as at 31 December 2002 and 2001, and the results of their operations and their cash flows for each of the two years in the period ended 31 December 2002, in conformity with the Corporations Act, Australian Accounting Standards and other authoritative pronouncements of the Australia Accounting Standards Board and Urgent Issues Group Consensus Views (collectively "A GAAP"). These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in Australia and the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Accounting principles generally accepted in Australia vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of consolidated net profit attributable to members expressed in Australia Dollars for each of the two years in the period ended 31 December 2002 and the determination of consolidated equity also expressed in Australian Dollars as at 31 December 2002 and 2001 to the extent summarised in Note 38 to the consolidated financial statements.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Chartered Accountants


/s/ AG Forman

AG Forman
Adelaide, Australia
6 March 2003 (except for notes 37 and 38 for which the date is 23 April 2003)




Liability  is  limited  by  the  Accountant's  Scheme  under  the   Professional
Standards Act 1994 (NSW)

                   UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

     On January 17, 2003, Constellation Brands, Inc. ("Constellation" or the "Company") and BRL Hardy Limited, now known as Hardy Wine Company Limited, an Australian corporation ("Hardy"), entered into an agreement to effect an acquisition of all of the outstanding shares of Hardy by a wholly-owned, indirect subsidiary of Constellation. On March 27, 2003, Constellation acquired control of Hardy's Board of Directors pursuant to the terms of the agreement. On April 9, 2003, the Company completed its acquisition of all of Hardy's outstanding capital stock (the "Hardy Acquisition"). Total consideration paid in cash and Class A Common Stock to the Hardy shareholders was valued at $1,137.4 million for accounting purposes. The Class A Common Stock consisted of 3,288,913 shares which were valued at $77.2 million. Additionally, the Company expects to incur direct acquisition costs of approximately $20.0 million. The acquisition date for accounting purposes is March 27, 2003, the date which coincides with the assumption of control by Constellation. The Company has recorded a $1.6 million reduction in the purchase price to reflect imputed interest between the accounting acquisition date and the final payment of consideration.

     The following unaudited pro forma combined financial data of the Company consists of (i) an unaudited pro forma condensed combined balance sheet as of February 28, 2003 (the "Pro Forma Balance Sheet"), and (ii) an unaudited pro forma combined statement of income for the year ended February 28, 2003 (the "Pro Forma Statement of Income") (collectively, the "Pro Forma Statements").

     Constellation's information was derived from its audited consolidated financial statements filed in its Annual Report on Form 10-K for the fiscal year ended February 28, 2003. Constellation's historical information was prepared using accounting principles generally accepted in the United States ("U.S. GAAP") and United States Dollars ("US$" or "$").

     Hardy's information was derived from its audited consolidated financial statements as of and for the fiscal year ended December 31, 2002. Hardy's historical information was originally prepared using accounting principles generally accepted in Australia, which differs in certain material respects from U.S. GAAP, and Australian Dollars ("A$"). This historical information has been modified to present Hardy's information in conformity with the financial statement presentation of Constellation, using U.S. GAAP and US$. The US$/A$ exchange rate used to convert information as of December 31, 2002, was $0.5616. The average US$/A$ exchange rate used to convert information for the year ended December 31, 2002, was $0.5440.

     The Pro Forma Balance Sheet is presented as if the Hardy Acquisition was consummated on February 28, 2003. The Pro Forma Balance Sheet reflects the combination of the balance sheet of Constellation as of February 28, 2003, the balance sheet of Hardy as of December 31, 2002, and pro forma adjustments. The Pro Forma Statement of Income is presented as if the Hardy Acquisition was consummated on March 1, 2002. The Pro Forma Statement of Income reflects the combination of the income statement of Constellation for the year ended February 28, 2003, the income statement of Hardy for the year ended December 31, 2002, and pro forma adjustments. The pro forma adjustments include the consolidation of Pacific Wine Partners LLC ("PWP"). Prior to the Hardy Acquisition, PWP was equally owned by Constellation and Hardy. Consolidation adjustments include the elimination of the effects of using the equity method of accounting and any applicable elimination entries. The pro forma adjustments also include the acquisition adjustments to reflect the purchase method of accounting for the Hardy Acquisition. PWP's information was derived from its unaudited consolidated financial statements for the fiscal year ended December 31, 2002. PWP's historical information was prepared using U.S. GAAP and US$.

     The Pro Forma Statements are for illustrative purposes only and should be read in conjunction with the separate historical financial statements of Constellation and Hardy and the notes thereto and with the accompanying notes to the Pro Forma Statements. The Pro Forma Statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The purchase price allocation is based upon certain management estimates and preliminary independent appraisals of the fair value of assets acquired and liabilities assumed. These preliminary independent appraisals include a valuation of inventories, property, plant and equipment, intangible assets, pension liability and grape supply contracts. These amounts may differ significantly from the results of the final independent appraisals. Management has estimated the fair value of the remaining assets acquired and liabilities assumed.

     The Pro Forma Statements do not reflect any expected annual savings resulting from any operating synergies anticipated by the Company's management. The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would actually have been if the Hardy Acquisition had, in fact, occurred on such dates or to project the Company's financial position or the results of operations at any future date or for any future period.


                                  CONSTELLATION BRANDS, INC. AND SUBSIDIARIES
                             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                            AS OF FEBRUARY 28, 2003
                                                (in thousands)


                                                          Historical
                                               ------------------------------     Pro Forma               Pro Forma
                                               Constellation         Hardy       Adjustments               Combined
                                               -------------      -----------    ------------            -----------


               ASSETS
               ------
CURRENT ASSETS:
  Cash and cash investments                    $      13,810      $    24,459    $      6,328    (a)     $   119,770
                                                                                       75,173    (d)
  Accounts receivable, net                           399,095          108,976          26,906    (a)         534,977
  Inventories, net                                   819,912          303,730          51,952    (a)       1,165,184
                                                                                      (10,410)   (b)
  Prepaid expenses and other                          97,284           12,277           2,175    (a)         116,759
                                                                                        5,023    (b)
                                               -------------      -----------    ------------            -----------
    Total current assets                           1,330,101          449,442         157,147              1,936,690
PROPERTY, PLANT AND EQUIPMENT, net                   602,469          271,324          58,654    (a)         933,168
                                                                                          721    (b)
GOODWILL                                             722,223            5,750          63,958    (a)       1,394,391
                                                                                      602,460    (b)

INTANGIBLE ASSETS, net                               382,428           10,144          73,636    (a)         821,414
                                                                                      355,206    (b)
OTHER ASSETS                                         159,109          137,141              85    (a)          68,715
                                                                                       (3,576)   (b)
                                                                                       28,238    (c)
                                                                                     (252,282)   (a)
                                               -------------      -----------    ------------            -----------
  Total assets                                 $   3,196,330      $   873,801    $  1,084,247            $ 5,154,378
                                               =============      ===========    ============            ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
  Notes payable                                $       2,623                     $     (2,000)   (d)     $       623
  Current maturities of long-term debt                71,264      $    81,881             295    (a)          59,711
                                                                                      (93,729)   (d)
  Accounts payable                                   171,073           35,388          11,622    (a)         218,083
  Accrued excise taxes                                36,421            1,018             324    (a)          37,763
  Other accrued expenses and liabilities             303,827           73,122          17,744    (a)         445,301
                                                                                        2,370    (b)
                                                                                       48,238    (c)
                                               -------------      -----------    ------------            -----------
    Total current liabilities                        585,208          191,409         (15,136)               761,481
LONG-TERM DEBT, less current maturities            1,191,631          274,132           1,427    (a)       2,698,248
                                                                                    1,231,058    (d)
DEFERRED INCOME TAXES                                145,239            5,243         120,130    (b)         270,612
OTHER LIABILITIES                                     99,268           23,916          50,253    (b)         173,437
                                               -------------      -----------    ------------            -----------
  Total liabilities                                2,021,346          494,700       1,387,732              3,903,778
STOCKHOLDERS' EQUITY                               1,174,984          379,101          77,243    (b)       1,250,600
                                                                                       (1,627)   (b)
                                                                                     (379,101)   (e)
                                               -------------      -----------    ------------            -----------
  Total liabilities and stockholders' equity   $   3,196,330      $   873,801    $  1,084,247            $ 5,154,378
                                               =============      ===========    ============            ===========

                       See Notes to the Unaudited Pro Forma Condensed Combined Balance Sheet

                   CONSTELLATION BRANDS, INC. AND SUBSIDIARIES
               NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
                      BALANCE SHEET AS OF FEBRUARY 28, 2003
                                 (in thousands)


(a) Reflects the consolidation of PWP, a joint venture previously owned equally by the Company and Hardy, and the elimination of the effects of using the equity method of accounting in the historical financial statements.

(b)   Reflects  the  estimated  purchase accounting  adjustments  for the  Hardy
      Acquisition  based  upon  certain  management  estimates  and  preliminary independent appraisals of the fair value of assets acquired and liabilities assumed. These preliminary independent appraisals include a valuation of inventories, property, plant and equipment, intangible assets, pension liability and grape supply contracts. These amounts may differ significantly from the results of the final independent appraisals. Management has estimated the fair value of the remaining assets acquired and liabilities assumed.

      The purchase price was calculated as follows:

                Cash paid                            $  1,060,156
                Value of stock issued                      77,243
                Estimated direct acquisition costs         20,000
                Imputed interest                           (1,627)
                                                     ------------
                Total purchase price                 $  1,155,772
                                                     ============

      The Company issued 3,288,913 shares of Class A Common Stock, which were valued at $77,243 based on the simple average of the closing market price of the Company's Class A Common Stock for the period beginning two days before and ending two days after April 4, 2003, the day the Hardy shareholders elected the form of consideration they wished to receive. The cash paid amount includes $19,256 paid to Hardy to effect the cancellation of all of its outstanding stock options in March 2003, just prior to the Hardy Acquisition. The nonrecurring charge of $19,256 recorded by Hardy to effect this cancellation is not included in the Pro Forma Statement of Income. In addition, the Company has recorded a $1,627 reduction in the purchase price to reflect imputed interest between the accounting acquisition date, March 27, 2003, and the final payment of consideration, April 9, 2003. This charge is not reflected in the Pro Forma Statement of Income but will be reflected in the Company's first quarter of fiscal 2004 earnings.

      The allocation of the purchase price and the related estimated pro forma adjustments are as follows:

                                              Allocation of         Pro Forma
                                              Purchase Price       Adjustments
                                              --------------      -------------
      Purchase price                          $    1,155,772
                                              --------------

      Allocation of purchase price:
        Total current assets                  $      444,055      $     (5,387)
        Property, plant and equipment                272,045               721
        Intangible assets                            365,350           355,206
        Other assets                                 133,565            (3,576)
                                              --------------
          Total assets acquired                    1,215,015

        Current liabilities                          193,779             2,370
        Long-term liabilities                        473,674           170,383
                                              --------------
          Total liabilities assumed                  667,453
                                              --------------
            Goodwill                          $      608,210           602,460
                                              ==============

      The pro forma adjustments relating to total current assets consist of a decrease in the book value of Hardy's inventories of $10,410 and an increase in current deferred tax asset of $5,023. The pro forma adjustments relating to intangible assets represent an increase in trademark values. As the trademarks that are being valued have long been established, management expects that these intangible assets will be classified as indefinite lived, and, as such, will not be amortized. Consequently, the Pro Forma Statement of Income does not include any additional amortization expense related to these intangible assets. The pro forma adjustment relating to other assets represents the elimination of the prepaid pension asset of $3,576 upon the recording of the liability for the projected benefit obligation in excess of plan assets based upon an actuarial valuation performed as of the acquisition date. The pro forma adjustments relating to current liabilities and long-term liabilities represent (i) an increase in current and long-term reserves of $2,370 and $48,311, respectively, for the estimated liability arising from unfavorable firm purchase commitments assumed at the time of the acquisition ("adverse grape supply"); (ii) an increase in long-term pension liability of $1,942 as a result of the actuarial valuation performed as of the acquisition date; and (iii) an increase in long-term deferred tax liabilities of $120,130. Deferred taxes were established for the fair value adjustments on inventories, adverse grape supply, property, plant and equipment, intangible assets and pension liability and have been classified in accordance with the underlying asset or liability. As Constellation previously owned 50% of PWP, all fair value adjustments related to PWP's net assets are limited to the incremental fair value acquired in the Hardy Acquisition.

      Prior to its acquisition by Constellation, Hardy was in the process of asserting an insurance claim for loss of inventory and related costs resulting from faulty taps provided by a third party vendor. No effect has been given to this matter in Hardy's historical U.S. GAAP financial statements as realization of the claim was not deemed likely to be received. No pro forma adjustment has been made in these Pro Forma Statements for the claim. Future recognition of amounts realized under this claim, if any, will be treated as a preacquisition contingency, with a corresponding reduction to goodwill for accounting purposes.

(c) As of February 28, 2003, the Company had recorded $5,654 of direct acquisition costs in the line items other assets (debit) and other accrued expenses and liabilities (credit). Consequently, this adjustment reflects the additional liability for direct acquisition costs of $14,346 (resulting in total estimated direct acquisition costs of $20,000) and the liability for capitalized financing costs of $33,892 associated with the Hardy Acquisition financing described in note (d) immediately below. The amount capitalized to other assets consists of the financing costs of $33,892, less the $5,654 of direct acquisition costs which were previously classified in other assets, but are now being allocated to goodwill as part of the purchase price allocation in note (b) above (see $20,000 of estimated direct acquisition costs in the calculation of the purchase price).

(d) Reflects the Hardy Acquisition financing, refinancing of the Company's then existing credit agreement (notes payable and term loans) and refinancing of Hardy's long-term debt. Proceeds in excess of the cash paid at closing of $75,173 were available for general corporate purposes. The Hardy Acquisition financing was completed in April 2003. The sources and uses of funds are as follows:

           Sources of funds:
             Proceeds from the Credit Agreement-current    $    50,000
             Proceeds from the Credit Agreement-long-term    1,150,000
             Proceeds from the Bridge Loan Agreement
               -long-term                                      400,000
                                                           -----------
                 Total sources of funds                    $ 1,600,000
                                                           ===========

           Uses of funds:
             Cash purchase price                           $ 1,060,156
             Repayment of notes payable                          2,000
             Repayment of term loans-current portion            67,082
             Repayment of term loans-long-term                  78,281
             Repayment of Hardy's debt-current                  76,647
             Repayment of Hardy's debt-long-term               240,661
             Excess cash drawn down                             75,173
                                                           -----------
                 Total uses of funds                       $ 1,600,000
                                                           ===========

(e)   Reflects the elimination of Hardy's stockholders' equity.


                                  CONSTELLATION BRANDS, INC. AND SUBSIDIARIES
                                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                     FOR THE YEAR ENDED FEBRUARY 28, 2003
                                     (in thousands, except per share data)

                                                          Historical
                                               ------------------------------     Pro Forma               Pro Forma
                                               Constellation         Hardy       Adjustments               Combined
                                               -------------      -----------    ------------            -----------
Gross sales                                    $   3,583,082      $   466,019    $    115,602     (a)    $ 4,139,384
                                                                                      (24,349)    (a)
                                                                                         (970)    (a)
Less - Excise taxes                                 (851,470)         (48,394)         (3,012)    (a)       (902,876)
                                               -------------      -----------    ------------            -----------
    Net sales                                      2,731,612          417,625          87,271              3,236,508
Cost of product sold                              (1,970,897)        (291,851)        (69,203)    (a)     (2,301,287)
                                                                                       24,349     (a)
                                                                                        2,450     (a)
                                                                                        3,865     (d)
                                               -------------      -----------    ------------            -----------
    Gross profit                                     760,715          125,774          48,732                935,221
Selling, general and administrative
  expenses                                          (350,993)         (64,728)        (19,058)    (a)       (434,580)
                                                                                       (1,480)    (a)
                                                                                          472     (b)
                                                                                        1,207     (d)
Restructuring charges                                 (4,764)                                                 (4,764)
                                               -------------      -----------    ------------            -----------
    Operating income                                 404,958           61,046          29,873                495,877
Gain on change in fair value of
  derivative instruments (f)                          23,129            7,231                                 30,360
Equity in earnings of joint ventures                  12,236           12,664         (24,744)    (a)            156
Interest expense, net                               (105,387)         (16,435)            113     (a)       (197,754)
                                                                                      (76,045)    (c)
                                               -------------      -----------    ------------            -----------
    Income (loss) before income taxes                334,936           64,506         (70,803)               328,639
(Provision for) benefit from income taxes           (131,630)         (19,256)         27,826     (e)       (123,060)
                                               -------------      -----------    ------------            -----------
    Net income (loss)                          $     203,306      $    45,250    $    (42,977)           $   205,579
                                               =============      ===========    ============            ===========


Share Data:
Earnings per common share:
  Basic                                        $        2.26                                             $      2.21
  Diluted                                      $        2.19                                             $      2.14

Weighted average common shares outstanding:
  Basic                                               89,856                            3,289     (g)         93,145
  Diluted                                             92,746                            3,289     (g)         96,035

                          See Notes to the Unaudited Pro Forma Combined Statement of Income

                   CONSTELLATION BRANDS, INC. AND SUBSIDIARIES
               NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENT
                 OF INCOME FOR THE YEAR ENDED FEBRUARY 28, 2003
                      (in thousands, except per share data)


(a) Reflects the consolidation of PWP, a joint venture previously owned equally by the Company and Hardy, and the elimination of the effects of using the equity method of accounting in the historical financial statements, including the elimination of: (i) sales and cost of product sold from Hardy to PWP of $20,386 for the year ended December 31, 2002;
      (ii) revenues for crush, wine production, bottling and storage services provided by PWP to the Company of $3,963 for the year ended February 28, 2003; (iii) sales of grapes and concentrate of $970 from the Company to PWP for the year ended February 28, 2003; and (iv) charges for other administrative services of $1,480 provided by the Company to PWP for the year ended February 28, 2003.

(b) Reflects the elimination of stock-based compensation expense recognized in accordance with FASB Interpretations No. 44 ("FIN No. 44"), "Accounting for Certain Transactions Involving Stock Compensation (an Interpretation of APB Opinion No. 25)" recorded by PWP for the Company and Hardy options granted to employees of PWP, previously considered non-employees under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," resulting in fair value measurement in accordance with FIN No. 44.

(c) Reflects the effects of the Hardy Acquisition financing and its use in consummating the Hardy Acquisition, including the elimination of certain of Hardy's interest expense due to the refinancing of certain of Hardy's debt, the additional interest expense incurred on the debt to finance the Hardy Acquisition and the incremental interest expense on the Company's existing borrowings resulting from the higher interest rate in the Credit Agreement. In determining the pro forma adjustment, the Company has assumed interest rates on its LIBOR-based Credit Agreement ranging from 4.6% to 5.1% for the pro forma period. The assumed interest rate on the Bridge Loan Agreement, which has escalation provisions, range from 6.1% in the first three months to 8.4% in the last three months of the pro forma period. The overall effective interest rate was 5.65% for the pro forma year ended February 28, 2003. The Company has recorded a $1,627 reduction in the purchase price to reflect imputed interest between the accounting acquisition date and the final payment of consideration. This charge is not reflected in the Pro Forma Statement of Income but will be reflected in the Company's first quarter of fiscal 2004 earnings.

(d) Reflects the adjustment to depreciation expense related to the acquired property, plant and equipment of Hardy. These assets have been restated at their estimated fair values and depreciated using the Company's depreciation methods over the remaining useful lives of the assets as identified in the preliminary independent appraisal. The decrease in depreciation expense of $5,072 was due primarily to longer useful lives per the preliminary independent appraisal as compared to the estimated useful lives used by Hardy, and was allocated to cost of product sold and selling, general and administrative expenses as indicated.

(e) Reflects the tax effect of the pro forma adjustments and the repatriation of profits using the Company's statutory tax rate of 39.3% for the year ended February 28, 2003.

(f) Includes a nonrecurring credit of $23,129 related to the change in fair value of derivative instruments that were entered into by the Company in February 2003 in connection with the Hardy Acquisition to cap the cost of the acquisition in U.S. dollars.

(g) Reflects the issuance of 3,288,913 shares of the Company's Class A Common Stock given as part of the consideration in consummation of the Hardy Acquisition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CONSTELLATION BRANDS, INC.


Dated:  June 9, 2003                        By: /s/ Thomas S. Summer
                                                --------------------------------
                                                Thomas S. Summer, Executive Vice
                                                President and Chief Financial
                                                Officer

                                INDEX TO EXHIBITS

Exhibit  No.  Description
-----------   -----------

   1          UNDERWRITING AGREEMENT

              Not Applicable.

   2          PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
              SUCCESSION

   2.1 Implementation Deed dated 17 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.2 Transaction Compensation Agreement dated 17 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit
              99.2 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.3 No Solicitation Agreement dated 13 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit
              99.3 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.4 Backstop Fee Agreement dated 13 January 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit 99.4 to the Company's Current Report on Form 8-K dated January 21, 2003 and incorporated herein by reference).

   2.5 Letter Agreement dated 6 February 2003 between Constellation Brands, Inc. and BRL Hardy Limited (filed as Exhibit 2.5 to the Company's Current Report on Form 8-K dated March 27, 2003).

   4          INSTRUMENTS  DEFINING  THE  RIGHTS OF  SECURITY HOLDERS, INCLUDING
              INDENTURES

   4.1 Amended and Restated Credit Agreement, dated as of March 19, 2003, among Constellation Brands, Inc. and certain of its subsidiaries, the lenders named therein, JPMorgan Chase Bank, as Administrative Agent, and JPMorgan Europe Limited, as London Agent (filed as
              Exhibit 4.1 to the Company's Current Report on Form 8-K dated March 27, 2003).

   4.2 Amended and Restated Bridge Loan Agreement, dated as of January 16, 2003 and amended and restated as of March 26, 2003, among the Constellation Brands, Inc. and certain of its subsidiaries, the lenders named therein, and JPMorgan Chase Bank, as Administrative Agent (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated March 27, 2003).

   14         CODE OF ETHICS

              Not Applicable.


   16         LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

              Not Applicable.


   17         LETTER RE DIRECTOR RESIGNATION

              Not Applicable.

   20         OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

              Not Applicable.

   23         CONSENTS OF EXPERTS AND COUNSEL

   23.1 Consent of PricewaterhouseCoopers dated June 9, 2003 (filed herewith).

   24         POWER OF ATTORNEY

              Not Applicable.

   99         ADDITIONAL EXHIBITS

              Not Applicable.